UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DocGo Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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685 Third Avenue, 9th Floor, New York, New York 10017

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2026

To the Stockholders of DocGo Inc.:

DocGo Inc. (the “Company”) will hold its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, June 16, 2026 at 12:00 p.m. Eastern Time. The Annual Meeting will be a virtual meeting conducted exclusively online via live audio webcast at www.virtualshareholdermeeting.com/DCGO2026. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect the two Class II director nominees named in the accompanying Proxy Statement to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death, disqualification or removal;

(2)    To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

(3)    To adopt and approve a series of six alternative amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10 (each, a “Reverse Stock Split”), with such ratio and the time of the Reverse Stock Split as determined in the sole discretion of the Company’s Board of Directors (our “Board”) at a later date, and (ii) a proportionate reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio;

(4)    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities;

(5)    To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law;

(6)    To ratify the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

(7)    To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board has fixed April 20, 2026 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As permitted by the U.S. Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless stockholders previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and our form of proxy card or voting instruction card (collectively, the “Proxy Materials”). The Notice contains instructions on how to access the Proxy Materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our Proxy Materials. If you elect to receive a paper copy, our Proxy Materials will be mailed to you. This distribution process is more resource- and cost-efficient. The Notice was first mailed, and the Proxy Materials were first made available, to our stockholders on or about April 22, 2026.

All stockholders are cordially invited to attend our Annual Meeting, conducted virtually via live audio webcast at www.virtualshareholdermeeting.com/DCGO2026. Specifically, to attend the Annual Meeting, vote or submit questions during the Annual Meeting, stockholders of record will be required to visit the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. Beneficial owners whose Notice or voting instruction form indicates that they may vote shares through the www.proxyvote.com website may access, attend/participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, beneficial owners should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting. When accessing our Annual Meeting, please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time on Tuesday, June 16, 2026.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 1:00 p.m. Eastern Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair or secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of the Company’s website at https://ir.docgo.com/.

Your vote is important. Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Materials.

By Order of the Board,

/s/ Stephen K. Klasko, MD
Stephen K. Klasko, MD Chair of the Board New York, New York April 22, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026
This Notice of Annual Meeting, the Proxy Statement and the Annual Report are available at www.proxyvote.com.

Whether or not you expect to participate in the virtual Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Materials.

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement (this “Proxy Statement”). This summary does not contain all the information you should consider in voting your shares of common stock. Please read the complete Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) carefully before voting.

About the Company

DocGo Inc. (“we,” “us,” “our” or the “Company”) is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring, ambulance services and a 50-state virtual care network. The Company is helping to reshape the traditional four-wall healthcare system by providing high quality, highly accessible care to patients where and when they need it. The Company’s proprietary technology and relationships with dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks and health insurance providers. With Mobile Health, the Company empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote advanced practice provider, in the comfort of a patient’s home or workplace. Together with the Company’s integrated Ambulnz medical transport services, the Company is bridging the gap between physical and virtual care.

Meeting Information

Date:	Tuesday, June 16, 2026
Time:	12:00 p.m. Eastern Time
Virtual Meeting:	www.virtualshareholdermeeting.com/DCGO2026
Record Date:	April 20, 2026

How to Vote

Your vote is important. You may vote your shares in advance of the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) via the Internet; by telephone, in accordance with instructions on your proxy card or voting instruction form; or by using the proxy card or voting instruction form provided with the printed Proxy Statement and Annual Report (collectively, the “Proxy Materials”); or during the meeting by attending and voting electronically. Please refer to the section “How Do I Vote?” in the section entitled “Questions and Answers About the Proxy Materials and Voting” for detailed voting instructions. If you vote via the Internet or by telephone or plan to vote electronically during the Annual Meeting, you do not need to mail in a proxy card.

REGISTERED AND BENEFICIAL STOCKHOLDERS

INTERNET	TELEPHONE	MAIL

To vote before the meeting, visit www.proxyvote.com. To vote at the meeting, visit www.virtualshareholdermeeting.com/DCGO2026. You will need the control number printed on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card or voting instruction form. If you are a beneficial owner and your Notice does not contain the control number, please contact your bank, broker or other nominee.

Dial toll-free (1-800-690-6903) or dial the telephone number on your voting instruction form. You will need to follow the instructions and use the control number printed on your proxy card or voting instruction form.

If you received a proxy card or voting instruction form by mail, send your completed and signed proxy card or voting instruction form using the enclosed postage-paid envelope.

We first began sending our stockholders the Notice and made our Proxy Materials available on or about April 22, 2026.

i

Voting Matters

PROPOSAL 1 Election of Class II Director Nominees Named in this Proxy Statement

To elect the two director nominees named in this Proxy Statement as Class II directors of the Company, to serve for a three-year term until the 2029 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death, disqualification or removal.

	🗸	Our Board of Directors (our “Board”) unanimously recommends that you vote “FOR ALL” director nominees named in this Proxy Statement.

PROPOSAL 2 Say on Pay	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“NEOs”).
	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the compensation of the Company’s NEOs.

PROPOSAL 3 Reverse Stock Split

To adopt and approve a series of six alternative amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to effect (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10 (each, a “Reverse Stock Split”), with such ratio and the time of the Reverse Stock Split as determined in the sole discretion of our Board, and (ii) a proportionate reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio (the “Authorized Share Reduction” and, together with each amendment to effect the Reverse Stock Split, the “Reverse Stock Split Amendments”).

	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Amendments.

PROPOSAL 4 Corporate Opportunity Amendment	To approve an amendment to the Charter regarding the waiver of corporate opportunities (the “Corporate Opportunity Amendment”).
	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the Corporate Opportunity Amendment.

PROPOSAL 5 Officer Exculpation Amendment	To approve an amendment to the Charter to limit the liability of certain officers as permitted by Delaware law (the “Officer Exculpation Amendment”).
	🗸	Our Board unanimously recommends that you vote “FOR” the approval of the Officer Exculpation Amendment.

PROPOSAL 6 Auditor Ratification	To ratify the appointment of Urish Popeck & Co., LLC (“Urish”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
🗸

Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of Urish as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Information Regarding our Directors

Name	Age	Director Since	Class	Term Expires	Occupation	Independent	Committee Memberships and Board Leadership	Other Public Boards
Stephen K. Klasko, MD(1)	72	2024	III	2027	Chair of the Board of the Company; advisor and board member in the healthcare industry	🗸	AC NCGC	Teleflex Incorporated(2)
Lee Bienstock	42	2024	I	2028	Chief Executive Officer of the Company		None	None
Michael Burdiek(1)	66	2021	III	2027

Former Chief Executive Officer and Director of the Company (then known as Motion Acquisition Corp., or “Motion”) prior to the Business Combination (as defined herein) and current board member and advisor to public and private technology growth companies

						🗸	AC*FE CC	Five9, Inc.
Vina Leite	57	2022	II	2026	Chief People Officer of GoodRx, Inc.	🗸	CC NCGC	Jamf Holding Corp.
Ira Smedra	77	2021	I	2028	Founder and President of the ARBA Group	🗸	AC CC* NCGC*	None
Ely D. Tendler	58	2021	I	2028	General Counsel and Secretary of the Company		None	None
James M. Travers(1)	74	2021	II	2026	Former Chairman of Motion and former executive at technology and software companies	🗸	None	None

____________

(1)      On April 17, 2026, Dr. Klasko notified the Board that he intends to step down as a member of the Board, effective as of the conclusion of the Annual Meeting, because he accepted a new significant healthcare leadership role. In connection with Dr. Klasko’s anticipated departure from the Board, the Board: (i) appointed Mr. Burdiek to serve as independent Chair of the Board, effective as of Dr. Klasko’s departure at the conclusion of the Annual Meeting; (ii) appointed Mr. Travers to replace Dr. Klasko as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective immediately prior to Dr. Klasko’s departure from the Board; and (iii) approved reducing the size of the Board from seven to six directors, effective as of Dr. Klasko’s departure from the Board. Mr. Burdiek is expected to continue participating in our standard compensation program for non-executive directors as Chair of the Board, which provides for a $50,000 additional annual cash retainer for service as non-executive Chair of the Board.

(2)      On April 9, 2026, Teleflex Incorporated (“Teleflex”) announced that Dr. Klasko will be stepping down from its board of directors at the conclusion of Teleflex’s 2026 annual meeting.

AC: Audit and Compliance Committee

CC: Compensation Committee

NCGC: Nominating and Corporate Governance Committee

*: Committee Chair

FE: Audit Committee Financial Expert

LEGAL MATTERS

Forward-Looking Statements.    This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”), including statements concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and others. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including the risk factors that we identify in our filings with the U.S. Securities and Exchange Commission (the “SEC”), and actual results may differ materially from the results discussed in such forward-looking statements. We undertake no duty to update publicly any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. In addition, our sustainability and social responsibility goals, if any, are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

Website References.    Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this Proxy Statement.

CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Principles of Corporate Governance as a framework for the governance of the Company, which is posted on our website located at https://ir.docgo.com/ under “Governance.”

Information Regarding Director Nominees and Other Current Directors

In accordance with our Amended and Restated Bylaws (as the same may be amended and/or restated from time to time, our “Bylaws”), the Board has fixed the number of directors constituting the Board at seven. Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class I directors, whose terms expire at the 2028 Annual Meeting of Stockholders; two Class II directors, who are up for election at this Annual Meeting for a term expiring at the 2029 Annual Meeting of Stockholders; and two Class III directors, whose terms expire at the 2027 Annual Meeting of Stockholders. Messrs. Bienstock, Smedra and Tendler were last elected by stockholders at the 2025 Annual Meeting of Stockholders, Ms. Leite and Mr. Travers were last elected by stockholders at the 2023 Annual Meeting of Stockholders, Mr. Burdiek was last elected by stockholders at the 2024 Annual Meeting of Stockholders, and Dr. Klasko was appointed as a director by the Board effective October 1, 2024.

On April 17, 2026, Dr. Klasko notified the Board that he intends to step down as a member of the Board, effective as of the conclusion of the Annual Meeting, because he accepted a new significant healthcare leadership role. In connection with Dr. Klasko’s anticipated departure from the Board, the Board: (i) appointed Mr. Burdiek to serve as independent Chair of the Board, effective as of Dr. Klasko’s departure at the conclusion of the Annual Meeting; (ii) appointed Mr. Travers to replace Dr. Klasko as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective immediately prior to Dr. Klasko’s departure from the Board; and (iii) approved reducing the size of the Board from seven to six directors, effective as of Dr. Klasko’s departure from the Board. Mr. Burdiek is expected to continue participating in our standard compensation program for non-executive directors as Chair of the Board, which provides for a $50,000 additional annual cash retainer for service as non-executive Chair of the Board.

Biographical and other information regarding our director nominees and other current directors, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee in determining to recommend them as nominees, is set forth below.

Name	Class	Term Expires	Age (as of April 22, 2026)	Position	Committee Membership
					AC	CC	NCGC
Stephen K. Klasko, MD	Class III	2027	72	Independent Chair of the Board	M		M
Lee Bienstock	Class I	2028	42	Director, Chief Executive Officer
Michael Burdiek	Class III	2027	66	Independent Director	M*FE	M
Vina Leite	Class II	2026	57	Independent Director		M	M
Ira Smedra	Class I	2028	77	Independent Director	M	M*	M*
Ely D. Tendler	Class I	2028	58	Director, General Counsel and Secretary
James M. Travers	Class II	2026	74	Independent Director

__________

AC: Audit and Compliance Committee

CC: Compensation Committee

NCGC: Nominating and Corporate Governance Committee

*: Committee Chair

FE: Audit Committee Financial Expert

Class II Director Nominees Standing for Election at this Annual Meeting
Vina Leite	Age: 57	Director since: 2022	Committee(s): CC, NCGC
Background

Ms. Leite has served as a member of our Board since November 2022. She has served as the Chief People Officer of GoodRx, Inc. (Nasdaq: GDRX), a publicly traded company that offers digital resources for healthcare, since 2022. From 2019 until 2022, Ms. Leite was the Chief People Officer at The Trade Desk (Nasdaq: TTD), a publicly traded technology company that empowers digital ad buyers to purchase data-driven digital advertising campaigns. From 2016 until 2019, Ms. Leite was the Chief People Officer of the cyber security firm Cylance Inc., where she led the company through rapid growth and succeeded in obtaining recognition for Cylance as one of the great places to work in Orange County, California. She left Cylance in 2019 when it was acquired by BlackBerry Limited. From 2014 to 2016, she was Senior Vice President and Chief Human Resource Officer at QLogic. Ms. Leite currently serves on the board of directors of Jamf Holding Corp. (Nasdaq: JAMF), a software company. She previously served on the boards of Ahead, a privately held company, until May 2025, and Collectors Universe, Inc. until its take private acquisition in 2021. Ms. Leite is a member of the National Human Resources Association and the Society for Human Resources Management. Ms. Leite earned a bachelor’s degree in Management at Rhode Island College and a Master’s degree in Organizational Management from Capella University.

Qualifications and Skills
Ms. Leite is qualified to serve on our Board because of her leadership experience in human capital management at public companies.

James M. Travers	Age: 74	Director since: 2021	Committee(s): None
Background

Mr. Travers has served as a member of our Board since November 2021. He previously served as Chairman of the board of Motion from its formation in August 2020 until the business combination of Ambulnz, Inc., a Delaware corporation (“Ambulnz”), with Motion Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Motion (“Business Combination”), which closed on November 5, 2021 (the “Closing Date”) and pursuant to which Motion changed its name to “DocGo Inc.” (the “Closing”). Mr. Travers served as Chairman of the board of Fleetmatics Group PLC, a then-public company and global provider of mobile workforce solutions for service-based businesses of all sizes delivered as software-as-a-service, from 2013 to 2016 and served as its Chief Executive Officer from 2006 to 2016, where he was responsible for the company’s global operations and strategic direction. Prior to joining Fleetmatics, he served as Senior Vice President of the Americas of GEAC Computer Corporation Limited, a then-public software company, where he helped grow the company through a series of successful acquisitions in addition to delivering strong organic revenue growth. Prior to that, Mr. Travers served as Chief Executive Officer and Chief Operating Officer of Harbinger Corporation, a then-public company and leading provider of e-commerce software and services. Mr. Travers previously held senior level positions in sales, marketing and general management at Texas Instruments Inc. (Nasdaq: TXN), a semiconductor company. Mr. Travers earned his Business Administration degree from East Stroudsburg University of Pennsylvania.

Qualifications and Skills

Mr. Travers is qualified to serve on our Board because of his approximately 30 years of industry experience leading multinational companies selling and marketing high technology products and services and his diverse experience successfully building high growth companies in the public and private sectors.

Class I Directors
Lee Bienstock	Age: 42	Director since: 2024	Committee(s): None
Background

Mr. Bienstock has served as a member of our Board since April 2024 and as our Chief Executive Officer since September 2023. Previously, he served as our Chief Operating Officer from March 2022 to September 2023 and as our President from January 2023 to September 2023. Prior to joining the Company, he served at Alphabet Inc. (Nasdaq: GOOGL), a multinational technology and internet services company, in a variety of roles from 2011 to 2022, including most recently as the Global Head of Business Development at Google Devices and Services from June 2019 to March 2022 and as the Head of Partnerships at Google Fiber from 2014 to 2019. Mr. Bienstock received his MBA from the Wharton School of Business at the University of Pennsylvania and his B.S. in Policy Analysis & Management with distinction from Cornell University.

Qualifications and Skills
Mr. Bienstock is qualified to serve on our Board because of his extensive leadership, operational and business experience and deep knowledge of the Company, its culture and its operations.

Ira Smedra	Age: 77	Director since: 2021	Committee(s): AC, CC*, NCGC*
Background

Mr. Smedra has served as a member of our Board since November 2021. Mr. Smedra founded and has served as President of the ARBA Group, a real estate investment company with a healthcare portfolio including more than 150 skilled nursing facilities located in eight states and two acute care hospitals, since April 1971. He previously served as a director of Ambulnz from 2015 until the Business Combination. Mr. Smedra earned his B.A. in Psychology from the University of California, Los Angeles.

Qualifications and Skills
Mr. Smedra is qualified to serve on our Board because of his extensive experience in the healthcare industry.

Ely D. Tendler	Age: 58	Director since: 2021	Committee(s): None
Background

Mr. Tendler has served as a member of our Board and as our General Counsel and Secretary since November 2021. Mr. Tendler previously served as General Counsel of Ambulnz from 2015 and as a director since 2019, holding both positions until the Business Combination. Mr. Tendler also serves as Principal of Ely D. Tendler Strategic & Legal Services PLLC (“EDTSLS”), and has over 30 years of experience as an attorney, combining the law with extensive transactional, operational and managerial experience. In addition to the Company and his private practice, Mr. Tendler has held various senior legal and executive positions, including as Special Counsel and interim General Counsel for Oscar Insurance Corporation, an insurance company, from 2013 to 2017, Managing Member of the Olympia Group, a C-level advisory firm, from 2008 to 2018, and General Counsel and Chief Legal Officer for IDT Telecom and IDT Corporation (NYSE: IDT), a communications and payment services company, from 2003 to 2008. Previously, Mr. Tendler was an Associate at Kramer Levin Naftalis & Frankel LLP, a law firm, where he was involved with over $50 billion of mergers and acquisitions and securities offerings. He earned his J.D. from Yale Law School and his B.A. from Yeshiva University.

Qualifications and Skills
Mr. Tendler is qualified to serve on our Board because of his extensive senior corporate leadership and legal experience.

Class III Directors
Stephen K. Klasko, MD Chair of the Board	Age: 72	Director since: 2024	Committee(s): AC, NCGC
Background

Dr. Klasko has served as a member of our Board and as Chair of the Board since October 2024. He has served on the Board of Directors of Teleflex Incorporated (NYSE:TFX), a global provider of medical technology products, since 2008, where he also currently serves as independent Chair of the Board and chair of the nominating and governance committee. Since March 2021, he has served as Chief Medical Officer at Abundant Venture Partners, a collaboration platform built to accelerate the rapid adoption of technology in healthcare, and since February 2022, he has also served as an advisor to General Catalyst, a venture capital firm focused on early stage and growth investments. He previously served as President and CEO of Thomas Jefferson University and Jefferson Health, a multi-state non-profit health system, from September 2013 until his retirement in December 2021. From 2004 to 2013, Dr. Klasko served as the Dean of the Morsani College of Medicine at the University of South Florida. From 2009 to 2013, he also served as the Chief Executive Officer of USF Health, which encompasses the University of South Florida’s colleges of medicine, nursing, pharmacy and public health as well as USF Physicians Group. Prior to that, from 2000 to 2004, Dr. Klasko served as Dean of the Drexel University College of Medicine and CEO of Drexel University Physicians. Dr. Klasko received his undergraduate degree from Lehigh University, his MD from Hahnemann University College of Medicine and his MBA from the Wharton School of the University of Pennsylvania.

Qualifications and Skills
Dr. Klasko is qualified to serve on our Board because of his extensive leadership and business experience, deep healthcare industry expertise and strategic vision.

Michael Burdiek	Age: 66	Director since: 2021	Committee(s): AC*FE, CC
Background

Mr. Burdiek has served as a member of our Board since November 2021. He previously served as Motion’s Chief Executive Officer and as a member of its board of directors from its formation in August 2020 until the Business Combination. Mr. Burdiek served as President, Chief Executive Officer and director of CalAmp (Nasdaq: CAMP) from 2011 to March 2020. Prior to joining CalAmp, Mr. Burdiek served as President and Chief Executive Officer of Telenetics Corporation, a manufacturer of data communications products. Earlier in his career, Mr. Burdiek held a variety of technical and executive management roles at Comarco, Inc., a provider of test solutions to the wireless industry. Mr. Burdiek began his career as a design engineer with Hughes Aircraft Company. He currently serves as a member of the board of directors of Five9, Inc. (Nasdaq: FIVN), a SaaS cloud-based contact center software company, and IntelliShift, a provider of SaaS mobility management solutions. Mr. Burdiek earned his B.S. in Electrical Engineering from Kansas State University and his MBA and M.S. in Electrical Engineering from California State University, Fullerton.

Qualifications and Skills
Mr. Burdiek is qualified to serve on our Board because of his extensive experience leading software and technology companies.

Board Composition

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for, among other things, overseeing succession planning for directors and building a qualified board to oversee management’s execution of the Company’s strategy and safeguard the long-term interests of stockholders. In this regard, the committee is charged with developing and recommending Board membership criteria to the Board for approval; evaluating the composition of the Board annually to assess the skills and experience that are currently represented on the Board and the skills and experience that the Board may find valuable in the future; and identifying, evaluating and recommending potential director candidates.

In identifying potential candidates for Board membership, the Nominating and Corporate Governance Committee considers recommendations from directors, stockholders, management and others, including, from time to time, third-party search firms to assist it in locating qualified candidates. Once potential director candidates are identified, the committee, with the assistance of management, undertakes a vetting process that considers each candidate’s background, independence and fit with the Board’s priorities. As part of this vetting process, the committee, as well as other members of the Board and the Chief Executive Officer, may conduct interviews with the candidates. If the committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the stockholders for election at the annual meeting.

Board Composition and Membership Criteria

In assessing potential candidates for Board membership and in assessing Board composition, the Nominating and Corporate Governance Committee considers a wide range of factors and generally seeks to balance the following skills, experiences and backgrounds on the Board:

•        Industry Knowledge:    Experience within the healthcare industry, particularly in healthcare transportation and mobile healthcare services.

•        Financial Expertise:    Experience or expertise in finance, accounting, investment analysis, financial reporting processes and capital markets.

•        Leadership Experience:    Leadership roles at various organizations, including driving strategy execution, organizational growth and managing human capital.

In addition, the committee generally believes it is important for all Board members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters and a willingness to represent the long-term interests of all our stockholders.

The Board and the Nominating and Corporate Governance Committee also actively seek to achieve a diversity of occupational and personal backgrounds on the Board, as well as diversity of perspectives, viewpoints and experiences. The Nominating and Corporate Governance Committee assesses its effectiveness in balancing these considerations in connection with its annual evaluation of the composition of the Board. As of the date of the filing of this Proxy Statement, six of the directors serving on the Board self-identify as white and male, and one of the directors serving on the Board self-identifies as Black and female.

Stockholder Recommendations for Directors

It is the Nominating and Corporate Governance Committee’s policy to consider written recommendations from stockholders for nominees for director. The committee considers nominees recommended by our stockholders in the same manner as a nominee recommended by our Board members or management. Any such recommendations should be submitted to the committee as described in the section titled “— Other Corporate Governance Practices and Policies — Communications with the Board” below and should include the following information: (i) all information about the nominee that is required to be disclosed pursuant to Regulation 14A of the Exchange Act; (ii) such person’s written consent to serving as a director, if elected, for the full term for which such person is standing for election; (iii) the name(s) and address(es) for each stockholder of record and beneficial owner of shares of common stock held in “street name” making the nomination and the number of shares of common stock that are owned beneficially and of record by each such stockholder and beneficial owner of shares of common stock held in “street name”; and (iv) such stockholder’s representation that he or she (or a qualified representative) intends to appear at the relevant meeting of stockholders to nominate such director for election.

Board Leadership Structure

We do not have a policy regarding whether the roles of the Chair of the Board and Chief Executive Officer should be separate or combined. Our Board believes that there is no single, generally accepted board leadership structure that is appropriate across all circumstances, and that the right structure may vary as circumstances change. As such, the Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for the Company, and may modify this structure from time to time as and when appropriate to best address the Company’s unique circumstances and advance the best interests of all stockholders.

Currently, the roles of Chair of the Board and Chief Executive Officer are separate. Our Board believes this is the appropriate board leadership structure for us at this time. Separating the roles of the Chair of the Board and Chief Executive Officer enables our Chair to focus on leading the Board in carrying out its oversight and corporate governance responsibilities and our Chief Executive Officer to focus on leading the Company’s business and executing on its strategy, plans and initiatives. At any time when the Chair of the Board is not independent or there is not a Chair of the Board, the independent directors of the Board may designate an independent director to serve as Lead Independent Director.

The Board believes that its programs for overseeing risk, as described in the “Board Risk Oversight” section below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Executive Sessions

The independent directors generally have the opportunity to meet in executive sessions without management present at every regular Board meeting. The purpose of these executive sessions is to encourage and enhance communication among independent directors. Dr. Klasko, our independent Chair of the Board, presides at executive sessions of independent directors.

Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require a majority of a listed company’s board of directors to be comprised of independent directors who, in the opinion of the board of directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent, and audit and compensation committee members must satisfy additional independence criteria under the Exchange Act.

Our Board undertakes a review of its composition and the independence of each director annually. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including the beneficial ownership of our capital stock by each non-employee director, our Board has determined that each of Messrs. Burdiek, Klasko, Smedra and Travers and Ms. Leite qualifies as an “independent director” as defined by the Nasdaq listing rules. Messrs. Bienstock and Tendler are not deemed to be independent under Nasdaq listing rules by virtue of their respective roles as officers of the Company.

In addition, our Board has determined that each of the directors currently serving on the Audit and Compliance Committee (Messrs. Burdiek, Klasko and Smedra) and the Compensation Committee (Messrs. Burdiek and Smedra and Ms. Leite) satisfy the heightened independence standards for audit committees and compensation committees, as applicable, established by the SEC and Nasdaq listing rules.

Board Committees

Our Board has a separately designated Audit and Compliance Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors as required under the applicable Nasdaq listing rules and, if applicable, SEC rules, with the membership and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is empowered to retain outside advisors as it deems appropriate, regularly reports its activities to the full Board and has a written charter, which is reviewed on an annual basis and posted on our website located at https://ir.docgo.com/ under “Governance.”

Name	Audit and Compliance Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lee Bienstock
Michael Burdiek	Chair	Member
Stephen K. Klasko, MD(1)	Member		Member
Vina Leite		Member	Member
Ira Smedra	Member	Chair	Chair
Ely D. Tendler
James M. Travers(1)
# of Meetings in 2025	6	7	1

____________

(1)      In connection with Dr. Klasko’s anticipated departure from the Board, the Board appointed Mr. Travers to replace Dr. Klasko as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective immediately prior to Dr. Klasko’s departure from the Board.

Audit and Compliance Committee.    The primary responsibility of our Audit and Compliance Committee is to exercise financial oversight on behalf of the Board. The Company’s management team is responsible for preparing financial statements, and the Company’s independent auditor is responsible for auditing those financial statements. The Audit and Compliance Committee is directly responsible for the selection, engagement, compensation, retention and oversight of the Company’s independent auditor. The Audit and Compliance Committee is also responsible for reviewing any proposed related person transactions, reviewing and monitoring compliance with our Code of Business Conduct and Ethics (the “Code”) and overseeing the Company’s compliance with ethical, legal and regulatory requirements. In addition, our Board has designated the Audit and Compliance Committee to oversee cybersecurity risks and receives quarterly reports from our Chief Information Security Officer.

Mr. Burdiek qualifies as an “audit committee financial expert,” as that term is defined in the rules and regulations established by the SEC, and all members of the Audit and Compliance Committee are financially literate in that each of them is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and statement of cash flows, as required under the Nasdaq listing rules.

Compensation Committee.    The primary responsibilities of our Compensation Committee are to oversee the Company’s overall compensation philosophy, policies and programs; recommend to the Board our Chief Executive Officer’s compensation level; approve the compensation payable to our other executive officers; periodically review the form and amount of compensation paid to non-executive directors for their service on the Board and its committees and recommend changes in compensation to the Board as appropriate; and approve equity awards and administer the Company’s equity compensation plans.

The Compensation Committee may delegate its authority to one or more subcommittees or to one member of the committee. The Compensation Committee may also delegate authority to review and approve the compensation of our employees to certain of our executive officers. The Compensation Committee has the authority to engage outside advisors, such as compensation consultants, to assist it in carrying out its responsibilities. The Compensation Committee has engaged Compensia, Inc. (“Compensia”) since 2021 to provide data analysis and related support regarding the amount and form of executive and non-employee director compensation.

Nominating and Corporate Governance Committee.    The primary responsibilities of our Nominating and Corporate Governance Committee are to assist the Board in identifying and recommending individuals qualified to become members of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the composition, size and governance of the Board and its committees; establishing a policy for considering stockholder nominees; and reviewing the Principles of Corporate Governance and making recommendations to the Board regarding possible changes. The Nominating and Corporate Governance Committee oversees and makes recommendations to the Board regarding sustainability matters relevant to the Company’s business, including Company policies, activities and opportunities.

Board Risk Oversight

We believe that risk management is an important part of establishing and executing on the Company’s business strategy. Our Board, as a whole and at the committee level, focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. The committees oversee specific risks within their purview, as follows:

•        The Audit and Compliance Committee has overall responsibility for overseeing the Company’s practices with respect to risk assessment and management. Additionally, the committee is responsible for overseeing management of risks related to our financial statements and financial reporting processes, compliance, information technology and cybersecurity. For additional information regarding our cybersecurity governance and risk management, please refer to the Annual Report, under the heading “Cybersecurity” in Item 1C.

•        The Compensation Committee is responsible for overseeing management of risks related to our compensation programs, policies and practices.

•        The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to director succession planning and corporate governance.

Our Board and its committees receive regular reports from the Company’s Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer, Chief Information Security Officer and other senior leaders on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

Other Corporate Governance Practices and Policies

Director Attendance

The Board met 11 times during the year ended December 31, 2025. During 2025, each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee.

Directors are expected to attend the Annual Meeting of Stockholders absent unusual circumstances. Six directors then serving on the Board attended the 2025 Annual Meeting of Stockholders.

Communications with the Board

Stockholders and other interested parties may communicate with our Board or a particular director, including the Chair of the Board, by sending a letter addressed to the Board or a particular director to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and harassing communications).

Code of Conduct

Our Board has adopted a Code of Business Conduct and Ethics that establishes the standards of ethical conduct applicable to all our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It addresses, among other matters, compliance with laws and policies, conflicts of interest, corporate opportunities, regulatory reporting, external communications, confidentiality requirements, insider trading, proper use of assets and how to report compliance concerns. A copy of the Code is available on our website located at https://ir.docgo.com/, under “Governance.” We intend to disclose any future amendments to the Code, and waivers of the Code granted to executive officers and directors, on our website, within four business days following the date of the amendment or waiver, as and to the extent required under the SEC and Nasdaq rules.

Insider Trading Policies and Procedures; Anti-Hedging

Our Board has adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and other disposition of our securities that applies to our directors, officers, employees, consultants, contractors and other covered persons, as well as the Company itself. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. The Insider Trading Policy prohibits, among other things, covered persons from engaging in transactions in Company securities while in possession of material non-public information about the Company. In addition, covered persons are prohibited from trading in Company securities during various times throughout the year, and certain individuals must receive pre-clearance from our legal department prior to effecting any transaction in Company securities. The Insider Trading Policy also prohibits our employees, officers, directors, consultants and contractors and their family members and controlled entities (as defined in the Insider Trading Policy) from engaging in (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) all hedging transactions. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to the Annual Report.

DIRECTOR COMPENSATION

Non-Executive Director Compensation

The Compensation Committee reviews our director compensation program on an annual basis. In December 2024, the Compensation Committee, in consultation with Compensia, reviewed our standard compensation program for non-executive directors and recommended to the Board, and the Board approved, the following standard compensation program, which became effective immediately with respect to the equity component and as of January 1, 2025 with respect to the remainder of the program:

Annual Cash Retainer	$55,000
Annual Equity Grant	Approximately $150,000 in RSUs “cliff” vesting after one year; if applicable, a director’s first annual grant will be pro-rated based on his or her partial year of service
Initial Equity Grant	As determined by the Compensation Committee, up to $300,000 (2x the value of the annual equity grant) in options, vesting annually over three years
Annual Committee Cash Retainers	Committee	Chair	Member
	Audit and Compliance Committee	$22,500	$11,250
	Compensation Committee	$20,000	$10,000
	Nominating and Corporate Governance Committee	$10,000	$5,000
Non-Executive Chair	$50,000 additional annual cash retainer
Lead Independent Director	$25,000 additional annual cash retainer

Each of the Company’s non-executive directors, other than Dr. Klasko, received the 2025 standard compensation. In connection with Dr. Klasko’s appointment as non-executive Chair of the Board effective October 1, 2024, the Board approved the following compensation for Dr. Klasko’s first year of service in lieu of participation in the Company’s standard non-executive director compensation program: (i) an aggregate of 204,082 options, subject to one-year “cliff” vesting, with an aggregate grant date fair value of approximately $500,000, under the DocGo Inc. 2021 Stock Incentive Plan (the “2021 Plan”); and (ii) a $300,000 as an annual cash retainer.

During 2025, the Board also approved the following additional compensation for Dr. Klasko’s Board service: (i) an aggregate 100,000 RSUs, subject to one-year “cliff” vesting, with an aggregate grant date fair value of $151,000; (ii) $24,000 cash retainer payable in 2025; (iii) as provided for in the Company’s standard non-executive director compensation program, $150,000 in RSUs to be granted during 2026; and (iv) an aggregate of $250,000 in cash retainers payable quarterly in 2026, which amount includes (x) the cash retainers set forth in the Company’s standard non-executive director compensation program and (y) an additional annual cash retainer for service as Chair of the Board.

In December 2025, the Compensation Committee, in consultation with Compensia, reviewed our standard non-executive director compensation program as set forth above, and, given recent fluctuations in Company’s stock price, determined to award each non-executive director serving on such date other than Dr. Klasko the annual equity grant using a per unit value of $1.00 rather than closing price of the Company’s common stock on such date. Accordingly, each non-executive director other than Dr. Klasko was granted 150,000 RSUs under the 2021 Plan on December 12, 2025, which vest on the first anniversary thereof.

2025 Director Compensation Table

The table below sets forth the cash and other compensation earned by the non-executive directors of our Company during the fiscal year ended December 31, 2025. For more information regarding the compensation earned by Messrs. Bienstock and Tendler, who were named executive officers of the Company during fiscal year 2025, see “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael Burdiek	87,500	138,000	225,500
Stephen K. Klasko, MD	249,000	151,000	400,000
Vina Leite	70,000	138,000	208,000
Ira Smedra	96,250	138,000	234,250
James M. Travers	55,000	138,000	193,000

____________

(1)      Amounts reported in this column represent the aggregate grant date fair value of RSUs and fully vested stock granted during 2025, calculated in accordance with FASB ASC Topic 718 based on: (i) for each non-executive director other than Dr. Klasko, a per share price of $0.92, the closing price of our common stock on December 12, 2025, the grant date of the RSUs; and (ii) for Dr. Klasko, a per share price of $1.51, the closing price of our common stock on September 10, 2025. As of December 31, 2025, each non-executive director serving as of such date other than Dr. Klasko held 150,000 RSUs, and Dr. Klasko held 100,000 RSUs. In addition, the non-executive directors held the following outstanding stock options as of December 31, 2025: (i) for Mr. Burdick, 79,208 options; (ii) for Dr. Klasko, 204,082 options; (iii) for Ms. Leite, 81,425 options; (iv) for Mr. Smedra, 79,208 options; and (v) for Mr. Travers, 79,208 options.

Stock Ownership Guidelines

In February 2025, to further promote the alignment of the interests of the Company’s non-executive directors and officers with the interests of the Company’s stockholders, the Board, upon recommendation of the Compensation Committee, adopted stock ownership guidelines applicable to the Company’s non-executive directors and officers. Under these guidelines, each non-executive director is required, within five years of appointment to the Board, to own shares having a value of at least five times the annual cash retainer fee.

In determining each director’s ownership level, the Company counts: (i) shares of common stock owned outright; (ii) shares of common stock owned by an immediate family member residing in the same household or held in a trust for the benefit of such individual; (iii) shares of common stock held in a 401(k) plan account, other tax qualified benefit plan or non-qualified deferred compensation plan; and (iv) shares underlying all outstanding Company equity awards (whether vested or unvested) other than (x) unexercised stock options and (y) unearned performance-based awards.

As of the date of filing of this Proxy Statement, each non-executive director was in compliance, or on track to comply, with these guidelines.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Vina Leite and James M. Travers as nominees for election as Class II directors at the Annual Meeting. If elected at the Annual Meeting, each nominee will serve until the 2029 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Information concerning these nominees and other continuing directors appears under “Corporate Governance — Information Regarding Director Nominees and Continuing Directors” above.

Each of our director nominees has indicated that he or she is willing and able to serve as a director. However, if any of them becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board or leave a vacancy.

Board Recommendation

The Board recommends a vote “FOR ALL” Class II director nominees set forth above.

EXECUTIVE OFFICERS

Biographical and other information regarding our executive officers is set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age (as of April 22, 2026)	Position
Lee Bienstock(1)	42	Chief Executive Officer
Norman Rosenberg	56	Chief Financial Officer and Treasurer
Stephen Sugrue	54	Chief Compliance Officer
Ely D. Tendler(1)	58	Director, General Counsel and Secretary

____________

(1)      For the biographical information of Messrs. Bienstock and Tendler, see “Corporate Governance — Information Regarding Director Nominees and Continuing Directors” above.

Norman Rosenberg.    Mr. Rosenberg has served as our Chief Financial Officer since January 2023 and our Treasurer since September 2023. He has also served as the Chief Financial Officer of Ambulnz Holdings, LLC since January 2020. From January 2015 to December 2019, Mr. Rosenberg served in a variety of roles at AmTrust Financial, Inc., an insurance company, including as President of the Direct-to-Consumer Division and Chief Financial Officer of AmTrust’s global fee companies. He previously served as Chief Financial Officer of KDDI Global, a telecommunications company and a division of Japan’s KDDI Corporation, from March 2009 to December 2014, as Chief Financial Officer of the Americas for the Marsh, Inc., an insurance company and a division of Marsh & McLennan Companies, from August 2007 to October 2008, and as Chief Financial Officer of IDT Telecom (NYSE: IDT), a telecommunications company, from April 2001 to July 2007. Mr. Rosenberg also previously served as Vice President of Capital Markets at IDT Telecom from October 1999 to March 2001. From 1995 to 1999, Mr. Rosenberg worked as an equity analyst for Standard & Poor’s Corporation. Mr. Rosenberg earned his M.S. in Business from Johns Hopkins University and he is a Chartered Financial Analyst.

Stephen Sugrue.    Mr. Sugrue has served as our Chief Compliance Officer since March 2022, a role in which he is responsible for the oversight of the Company’s compliance and ethics functions. Previously, from January 2021 to March 2022, Mr. Sugrue served as our Vice President of Compliance and Counsel. He came to the Company from Garnet Health, a medical center, where he served in various compliance roles from July 2007 to January 2021, including as Chief Compliance Officer and Counsel. From November 2005 to July 2007, he worked at St. Vincent’s Midtown Hospital, a hospital in New York City, where he was Associate General Counsel and Compliance Officer. Mr. Sugrue has also worked as an attorney at several healthcare litigation firms and in the Office of the New York State Attorney General. He has a clinical background, is a registered nurse and certified emergency nurse, and has previously worked as an EMT, paramedic, Director of Operations for a large ambulance company and as a hospital critical care registered nurse. He serves on the Board of Directors for the American Institute of Healthcare Compliance and volunteers as a New York State EMT/paramedic and firefighter. Mr. Sugrue received his law degree and Health Law & Policy Certificate from the Pace University School of Law.

EXECUTIVE COMPENSATION

We qualify as a “smaller reporting company” under rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Named Executive Officers

This executive compensation summary provides an overview of our executive compensation program for our NEOs during 2025, other than Mr. Tendler. Mr. Tendler is compensated for his services to the Company as General Counsel and Secretary through EDTSLS, a law firm owned by Mr. Tendler, pursuant to an engagement agreement as described under “Narrative Disclosure to 2025 Summary Compensation Table — Agreement with Mr. Tendler” below, and also receives equity awards as described under “— Elements of Executive Compensation — Long-Term Incentive Compensation” below.

Our NEOs for 2025, who appear in the “2025 Summary Compensation Table,” are as follows:

Named Executive Officer	Title
Lee Bienstock	Chief Executive Officer and Director
Norman Rosenberg	Chief Financial Officer and Treasurer
Ely D. Tendler	General Counsel, Secretary and Director

Say-on-Pay Vote and Executive Compensation Program Changes

At the Company’s 2024 Annual Meeting of Stockholders, approximately 72.4% of our stockholders who cast votes voted in favor of our “say-on-pay” advisory vote to approve our NEO compensation. In determining our compensation practices for 2025, the Compensation Committee was mindful of the results of such vote and continued to refine the design of our executive compensation program in consultation with Compensia to provide deeper accountability and drive performance. The Compensation Committee believes the refinement to our compensation program described below strengthened our commitment to our pay-for-performance philosophy.

In consideration of these results, the Compensation Committee incorporated a relative TSR measure into the performance stock units (“PSUs”) granted in December 2024 under our 2025 LTI Program, replacing revenue as used in the 2024 LTI Program and creating more diversity amongst the performance goals utilized in our executive compensation program. In addition, the PSUs for the 2025 LTI Program are based on three overlapping performance periods (one-third over a one-year period, one-third over a two-year period and one-third over a three-year period). The Compensation Committee, in consultation with Compensia, also recommended to the Board the adoption of stock ownership guidelines applicable to the Company’s executive officers and non-executive directors, which the Board approved in February 2025. See “— Other Compensation Matters and Policies — Stock Ownership Guidelines” below and “Director Compensation — Stock Ownership Guidelines” above.

At the Company’s 2025 Annual Meeting of Stockholders, approximately 71.6% of our stockholders who cast votes voted in favor of our “say-on-pay” advisory vote to approve our NEO compensation. In continuing to evaluate our executive compensation program following the 2025 Annual Meeting of Stockholders, the Compensation Committee determined that the PSUs granted in December 2025 under our 2026 LTI Program would continue to be based on a relative TSR measure, but with performance measured over only two overlapping performance periods (one-half over a two-year period and one-half over a three-year period). The Compensation Committee intends to transition to a single three-year performance period for PSUs in the future. For more information regarding our LTI Program, see “— Elements of Executive Compensation — Long-Term Incentive Compensation.”

The Compensation Committee will continue to evaluate our executive compensation program going forward in light of stockholder views and our business needs and objectives and expects to continue considering the outcome of future say-on-pay advisory votes and stockholder views when making future compensation decisions for our NEOs.

2025 Summary Compensation Table

The following table summarizes the compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Lee Bienstock	2025	785,000	1,926,346	831,315	29,290	3,571,951
Chief Executive Officer	2024	785,000	6,098,451	642,245	36,722	7,562,418
Norman Rosenberg	2025	492,000	742,870	432,453	29,290	1,696,614
Chief Financial Officer and Treasurer	2024	492,000	3,930,111	334,098	36,722	4,792,931
Ely D. Tendler	2025	—	92,000	—	1,225,422	1,317,422
General Counsel, Secretary and Director	2024	—	150,002	—	1,207,843	1,357,845

____________

(1)      The amounts reported in this column represent the aggregate grant date fair value of RSUs and PSUs granted under the 2021 Plan computed in accordance with FASB ASC Topic 718. These amounts do not reflect the value that may be realized by each NEO with respect to these awards. For 2025, the grant date fair value with respect to the RSUs is based on a per share price of $0.92, the closing price of our common stock on December 12, 2025, the date of such grants, and the grant date fair value with respect to the PSUs is based upon the most probable outcome of the performance goals, and is calculated using a lattice model that incorporates a Monte Carlo simulation, using the following key assumptions: closing price of our common stock on the date of grant ($0.92), expected volatility (65.86%), risk-free interest rate (3.55%), expected term (3.05 years) and expected dividend yield (0.0%). See discussion under “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Compensation — 2025 Equity Grants under our 2026 LTI Program.” Assuming that the highest level of performance conditions is achieved for all PSUs, the grant date fair values of the PSUs included in the 2025 value for Messrs. Bienstock and Rosenberg would have been $2,048,831 and $790,105, respectively. For more information regarding the assumptions underlying such calculations, see Note 15 to our consolidated financial statements for the fiscal year ended December 31, 2024 located in the Annual Report.

(2)      The amounts reported in this column for 2025 represent the annual incentive bonus earned by each NEO for 2025.

(3)      The amounts reported in this column include executive health and welfare benefit premiums paid on behalf of each NEO other than Mr. Tendler during the applicable year. The amount in this column for 2025 for Mr. Tendler represents the fees earned by EDTSLS for legal services rendered to the Company in 2025. Mr. Tendler did not receive a salary or other employment benefits for his role as General Counsel and Secretary to the Company. See “— Narrative Disclosure to 2025 Summary Compensation Table — Agreement with Mr. Tendler” below.

Narrative Disclosure to 2025 Summary Compensation Table

Executive Compensation Philosophy, Objectives and Design

Our executive compensation program is designed to align executive compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to its long-term success. Decisions regarding executive compensation reflect our belief that the executive compensation program must be market competitive in order to attract and retain our executive officers.

Compensation for our executive officers has three primary components, as discussed below in the section entitled “— Elements of Executive Compensation”: base salary, an annual incentive bonus opportunity and a long-term incentive compensation opportunity. The Compensation Committee seeks to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a significant portion of their compensation as long-term incentive compensation in the form of equity awards.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing all aspects of our executive compensation program, including executive salaries, performance bonuses and equity awards. The Compensation Committee reviews and recommends to the Board the compensation of our Chief Executive Officer and reviews and approves the compensation of our other executive officers, in each case in consultation with Compensia, its consultation consultant since 2021.

In setting executive officer compensation, the Compensation Committee also considers (i) information from management regarding Company and individual performance and the achievement of strategic goals, and (ii) the recommendations of our Chief Executive Officer regarding the compensation level of our other executive officers.

The Compensation Committee has reviewed, and will continue to periodically review, its relationship with Compensia and considered Compensia’s independence under applicable SEC and Nasdaq rules and has determined that Compensia is independent and that the engagement of and the work performed by Compensia did not raise any conflict of interest.

Comparative Market Data

The Compensation Committee reviews competitive market data for executive compensation provided by Compensia at least annually and considers such information when deliberating and setting compensation for our executive officers and making recommendations to the Board regarding the compensation of our Chief Executive Officer. For 2025, the Compensation Committee directed Compensia to review and propose updates to the compensation peer group used as a reference for the competitive market analysis based on the following criteria:

•        U.S.-headquartered and in healthcare or healthcare technology;

•        Annual revenue of $245 million to $2.2 billion (0.33x to 3.00x of the Company’s revenue at the time of analysis); and

•        Market capitalization of $86 million to $1.4 billion (0.25x to 4.00x of the Company’s market capitalization at the time of analysis).

In September 2024, the Compensation Committee reviewed and approved an updated peer group for purposes of evaluating 2025 executive compensation levels that included the companies listed below. The Company ranked approximately 69% with respect to annual revenue and approximately 38% with respect to market capitalization among the companies comprising the compensation peer group at the time of the Compensation Committee’s approval. During the Compensation Committee’s review and approval in September 2024: (i) Addus HomeCare Corporation, Agiliti, Inc. Astrana Health Inc., CareMax, Inc., Certara, Inc., GoodRx Holdings, Inc., Hims & Hers Health, Inc., Privia Health Group, Inc. and Progyny, Inc. were removed due to falling above the market capitalization criteria set forth above at such time; (ii) CareMax, Inc. was removed due to falling below the market capitalization criteria set forth above at such time; and (iii) Accuray Inc., Aveanna Healthcare Holdings, Inc., Enhabit Inc., GeneDx Holdings Corp., Innovage Holding Corp., LifeStance Health Group, Inc., ModivCare Inc., and Claritev Corporation (fka MultiPlan Corporation) were added based on the criteria set forth above.

• Accolade, Inc.	• GeneDx Holdings Corp.	• OraSure Technologies, Inc.
• Accuray Inc.	• Health Catalyst, Inc.	• Phreesia, Inc.
• American Well Corporation	• InnovAge Holding Corp.	• Sharecare, Inc.
• Aveanna Healthcare Holdings, Inc.	• LifeStance Health Group, Inc.	• The Pennant Group, Inc.
• Definitive Healthcare Corp.	• ModivCare Inc.	• Viemed Healthcare, Inc.
• Enhabit, Inc.	• Claritev Corporation (fka MultiPlan Corporation)

Elements of Executive Compensation

Compensation for our executive officers has three primary components: base salary, an annual incentive bonus opportunity and a long-term incentive compensation opportunity.

Base Salary

We believe that base salary should be fair to the executive officers, competitive within the industry and reasonable in light of our cost structure. The Compensation Committee reviews the base salaries of our NEOs annually (or at the time of hiring or promotion), formulates a recommendation for the Board with respect to the base salary of our Chief Executive Officer and sets base salaries for our other executive officers after considering factors such as job responsibilities, individual and Company performance and the base salaries of similar roles within our compensation peer group, in consultation with Compensia.

In December 2024, after consideration of the factors described above, the Compensation Committee approved maintaining Mr. Rosenberg’s 2025 base salary at its 2024 level and recommended to the Board, and the Board approved, maintaining Mr. Bienstock’s 2025 base salary at its 2024 level.

Named Executive Officer	2025 Base Salary (No Increase from 2024)
Lee Bienstock	$785,000
Norman Rosenberg	$492,000

Annual Incentive Bonuses

We use annual incentive bonuses for the executive officers to directly link a portion of their target total direct compensation opportunity to the achievement of financial performance objectives within the applicable fiscal year. In consultation with Compensia, the Compensation Committee reviews target annual bonus incentive opportunities for our NEOs annually (or at the time of hiring or promotion), formulates a recommendation for the Board with respect to the target annual bonus incentive opportunity of our Chief Executive Officer and sets the target annual bonus incentive opportunities for our other executive officers.

The target annual incentive bonus opportunities for 2025 for each NEO, as set forth below, were approved by the Compensation Committee (or recommended to the Board and approved by the Board, for Mr. Bienstock), in consultation with Compensia, in December 2024.

Named Executive Officer	Target Annual Incentive Bonus Opportunity (% of Base Salary Earned)
Lee Bienstock	100%
Norman Rosenberg	83%

For our Chief Executive Officer and Chief Financial Officer, the annual incentive bonus opportunities for 2025 were based on the Company’s achievement of revenue (75% weight) and cash provided by operating activities (25% weight) goals approved by the Compensation Committee in early 2025. The Compensation Committee selected revenue and cash provided by operating activities as the two primary metrics in establishing annual incentive compensation opportunities for our Chief Executive Officer and Chief Financial Officer in order to align with (i) the Company’s strategic objective to maximize revenue growth, and (ii) the Company’s goal in 2025 to continue collecting certain significant outstanding receivables and achieve positive operating cash flow.

For 2025, the amount of the annual incentive bonus opportunity our Chief Executive Officer and Chief Financial Officer could earn ranged from 0% to 120%, with linear interpolation between the levels set forth below.

Achievement of Performance Goal	Payout Percentage
Less than 80%	0%
80%	80%
100%	100%
105%	115%
Above 105%	120%

In March 2026, the Compensation Committee reviewed the Company’s performance against the performance goals and determined that our Chief Executive Officer and Chief Financial Officer each earned 105.9% of his target annual incentive bonus opportunity for 2025 based on the actual performance results set forth below:

Performance Goals	Weighting	Target	Actual	Actual as % of Target (Unweighted)
Revenue	75%	$321.0 million	$322.2 million	100.4%
Cash provided by operating activities	25%	$25.0 million	$34.5 million	138.0%

The table below shows our Chief Executive Officer and Financial Officer’s target annual incentive bonus opportunities and the approved total annual incentive bonus for 2025, payable in cash:

Name	Target Annual Incentive Bonus Opportunity ($)	Actual Annual Incentive Bonus
Lee Bienstock	$785,000	$831,315
Norman Rosenberg	$408,360	$432,453

Long-Term Incentive Compensation

We use PSUs and RSUs to reward long-term performance of our executive officers. We believe that providing a meaningful portion of the target total direct compensation opportunity in the form of equity awards effectively aligns the incentives of our executive officers with the interests of our stockholders and serves to motivate and retain the individual executive officers. Long-term incentive compensation opportunities in the form of equity awards are granted under the 2021 Plan.

2025 Equity Grants under 2026 LTI Program

On December 12, 2025, the Compensation Committee approved annual equity grants under our 2026 LTI Program for Messrs. Bienstock and Rosenberg, consisting of 50% RSUs and 50% PSUs as follows:

Name	RSUs	Target PSUs
Lee Bienstock	1,113,495	1,113,495
Norman Rosenberg	429,405	429,405

The RSUs vest in four equal annual installments on each of the first four anniversaries of the grant date. Each RSU represents a contingent right to receive one share of our common stock for each unit that vests.

The PSUs are eligible to be earned in two equal tranches: one-half for performance from January 1, 2026 through December 31, 2027 and one-half for performance from January 1, 2026 through December 31, 2028. The Compensation Committee selected the Company’s TSR relative to the TSR of the constituents of the Nasdaq Health Care Index as the relevant metric in order to align with the Company’s strategic objective to build long-term stockholder value. Following the end of 2027 and 2028, the Compensation Committee will certify (i) the final level of achievement of the relative TSR performance target based on the percentile rank of the Company’s TSR relative to the TSR of the constituents of the Nasdaq Health Care Index and (ii) the actual number of PSUs earned by each participating NEO for such performance period (each such date of certification, a “Certification Date”). Each tranche of earned PSUs will vest on the applicable Certification Date. The number of PSUs that may be earned ranges from 0% to 200% of the target amounts, with linear interpolation in between the performance at the 25th percentile, 55th percentile and 75th percentile:

Company Percentile Rank	Payout Percentage
≥ 75th Percentile	200%
55th Percentile	100%
25th Percentile	50%
< 25th Percentile	0%

On December 12, 2025, the Compensation Committee also approved an annual equity award for 2026 of 100,000 RSUs for Mr. Tendler related to his performance as the Company’s General Counsel and Secretary, vesting in four equal annual installments on the first four anniversaries of the grant date.

Certification of Tranche 1 of the 2024 PSU Awards

In December 2024, the Compensation Committee approved PSU grants (the “2024 PSU Awards”) under our 2025 LTI Program eligible to be earned in three equal tranches: one-third for performance from January 1, 2025 through December 31, 2025 (“2024 Tranche 1 PSUs”), one-third for performance from January 1, 2025 through December 31, 2026, and one-third for performance from January 1, 2025 through December 31, 2027. The number of PSUs that may be earned for each tranche ranges from 0% to 200% of the target amounts, with linear interpolation in between the performance at the 25th percentile, 55th percentile and 75th percentile as set forth above for the 2025 PSU Awards.

In March 2026, the Compensation Committee certified that the final level of achievement of the relative TSR performance target based on the percentile rank of the Company’s TSR relative to the TSR of the constituents of the Nasdaq Health Care Index for the 2024 Tranche 1 PSUs was below the 25th percentile, and as a result, none of the Tranche 1 2024 PSUs were earned.

Perquisites and Other Benefits

Perquisites and other personal benefits are not a significant component of our executive compensation program. However, our NEOs are eligible to participate in our employee benefit plans, including medical, dental, vision, life, disability, health and dependent care flexible spending accounts and accidental death and dismemberment benefit plans, in each case on the same basis as all of its other employees, except that we pay 100% of the premiums for medical benefits for our NEOs as disclosed in the “2025 Summary Compensation Table” above.

NEO Agreements

Agreement with Mr. Bienstock

In connection with his appointment as Chief Executive Officer, we entered into an employment agreement with Mr. Bienstock (the “Bienstock Agreement”). The Bienstock Agreement provides for an initial base salary, annual performance bonus eligibility, participation in the Company’s benefit plans, a one-time signing bonus, a “top-up” equity grant in December 2023 with a target grant date value of $1,038,000 and eligibility to receive annual equity grants, with the annual equity grant for December 2023 having a targeted grant date value of $6,000,000.

The Bienstock Agreement provides for an initial term commencing on November 2, 2023 and continuing for an initial term of 36 months, which will automatically renew for successive one-year terms thereafter unless either party gives written notice of non-renewal to the other party at least 60 days prior to the automatic extension date. The Bienstock Agreement contains customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants. In the event of certain terminations of employment, the Bienstock Agreement includes severance payments and benefits as described in more detail under “— Potential Payments Upon Termination or Change in Control.”

Agreement with Mr. Rosenberg

Mr. Rosenberg entered into an employment agreement with the Company, effective upon consummation of the Business Combination (the “Rosenberg Agreement”). The Rosenberg Agreement provides for an initial annual base salary, annual performance bonus eligibility, participation in the Company’s benefit plans and eligibility to receive equity grants.

The Rosenberg Agreement provides for automatically renewing one-year terms on each November 5 unless either party gives written notice of non-renewal to the other party at least 60 days prior to the automatic extension date. The Rosenberg Agreement contains customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants. In the event of certain terminations of employment, the Rosenberg Agreement include severance payments and benefits as described in more detail under “— Potential Payments Upon Termination or Change in Control.”

Agreement with Mr. Tendler

EDTSLS provides outside general counsel services to the Company. Ely D. Tendler, principal of EDTSLS, is General Counsel and Secretary of the Company and a member of the Board. Pursuant to the amended and restated engagement letter by and between the Company and EDTSLS, in 2025 the Company paid $37,500 per quarter plus $575 per hour for legal services rendered, as well as reimbursed reasonable expenses incurred by EDTSLS in connection with the engagement.

Mr. Tendler did not receive a salary or other employment benefits for his role as General Counsel and Secretary to the Company or as a member of the Board. The Company’s payments to EDTSLS for Mr. Tendler’s services totaled $1,225,422 for the year ended December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal-Year End Table

The following table sets forth information regarding outstanding RSUs, PSUs and options as of December 31, 2025 for each of our NEOs.

		Option Awards				Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Lee Bienstock
Options	02/17/2022	340,090	80,032	7.15	02/18/2032	—	—	—	—
RSUs	03/28/2022	—	—	—	—	36,713	32,307	—	—
Options	12/15/2022	67,104	22,370	6.93	12/15/2032	—	—	—	—
RSUs	05/12/2023	—	—	—	—	60,975	53,658	—	—
Options	05/12/2023	105,420	105,423	8.61	05/12/2033	—	—	—	—
RSUs	12/12/2023	—	—	—	—	47,147	41,489	—	—
RSUs	12/12/2023	—	—	—	—	290,697	255,813	—	—
PSUs	12/12/2023	—	—	—	—	232,558	204,651	—	—
Options	12/12/2023	85,317	75,282	5.16	12/12/2033	—	—	—	—
RSUs	12/12/2024	—	—	—	—	402,745	354,416	—	—
PSUs	12/12/2024	—	—	—	—	—	—	178,998	157,518
RSUs	12/12/2025	—	—	—	—	1,113,495	979,876	—	—
PSUs	12/12/2025	—	—	—	—	—	—	1,113,495	979,876
Norman Rosenberg
Options	01/15/2020	483,858	—	1.59	01/12/2030	—	—	—	—
Options	12/09/2021	205,097	—	8.97	12/09/2031	—	—	—	—
Options	12/15/2022	289,932	96,647	6.93	12/15/2032	—	—	—	—
Options	05/12/2023	53,312	53,315	8.61	05/12/2033	—	—	—	—
RSUs	12/12/2023	—	—	—	—	106,589	93,798	—	—
PSUs	12/12/2023	—	—	—	—	85,271	75,038	—	—
RSUs	12/12/2024	—	—	—	—	259,546	228,400	—	—
PSUs	12/12/2024	—	—	—	—	—	—	115,354	101,512
RSUs	12/12/2025	—	—	—	—	429,405	377,876	—	—
PSUs	12/12/2025	—	—	—	—	—	—	429,405	377,876
Ely D. Tendler
Options	01/02/2020	2,902	—	1.59	01/01/2030	—	—	—	—
Options	03/19/2021	32,902	—	8.06	03/18/2031	—	—	—	—
Options	12/07/2021	79,208	—	8.80	12/07/2031	—	—	—	—
RSUs	12/12/2023		—	—	—	48,449	42,635	—	—
RSUs	12/12/2024	—	—	—	—	17,900	15,752	—	—
RSUs	12/12/2025	—	—	—	—	100,000	88,000	—	—

__________

(1)     The vesting schedules for the options that were unvested as of December 31, 2025 as reported in this column are as follows: (i) the options granted on February 17, 2022 vested on March 28, 2026; (ii) the options granted on April 28, 2022 vested on January 1, 2026; (iii) the options granted on July 1, 2022 vest on July 1, 2026; (iv) the options granted on December 15,

2022 vest on December 15, 2026; (v) the options granted on May 12, 2023 vest in two equal annual installments beginning May 12, 2026; (vi) the options granted on August 11, 2023 vest in two equal annual installments beginning August 11, 2026; and (vii) the options granted on December 12, 2023 vest in two equal annual installments beginning December 12, 2026, in each case subject to the terms of the 2021 Plan and any applicable award agreement.

(2)      The vesting schedules for the unvested RSUs and PSUs as of December 31, 2025 reported in this column are as follows: (i) the RSUs granted on March 28, 2022 vested on March 28, 2026; (ii) the RSUs granted on May 12, 2023 vest in two equal annual installments beginning May 12, 2026; (iii) the RSUs granted on December 12, 2023 vest in two equal annual installments beginning December 12, 2026; (iv) the RSUs granted on December 12, 2024 vest in three equal annual installments beginning December 12, 2026, except with respect to the RSUs granted to Mr. Tendler, which vest on December 12, 2026; and (v) the PSUs granted on December 12, 2023 that became earned at 80% of target based on our fiscal 2024 revenue will vest in two equal annual installments beginning on December 12, 2026, in each case subject to the terms of the 2021 Plan and any applicable award agreement.

(3)      Amounts in these columns reflect the value of outstanding RSUs and PSUs as of December 31, 2025, based on a per share price of our common stock of $0.88, the closing price of our common stock on December 31, 2025.

(4)      The unvested PSUs reported in this column that were granted on December 12, 2024 are subject to the achievement of a relative TSR target set by the Compensation Committee for performance periods beginning January 1, 2025 and ending on December 31, 2026 and December 31, 2027 and are reported based on achievement of relative TSR at threshold performance. Such PSUs will be deemed earned and vest in two tranches upon the certification of relative TSR achievement by the Compensation Committee in early 2027 and 2028, respectively, subject to the 2021 Plan and the applicable award agreement. The unvested PSUs reported in this column that were granted on December 12, 2025 are subject to the achievement of a relative TSR target set by the Compensation Committee for performance periods beginning January 1, 2026 and ending on December 31, 2027 and December 31, 2028 and are reported based on achievement of relative TSR at target performance. Such PSUs will be deemed earned and vest in two tranches upon the certification of relative TSR achievement by the Compensation Committee in early 2028 and 2029, respectively, subject to the 2021 Plan and the applicable award agreement. See “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Equity Compensation.”

Additional Narrative Disclosure

Retirement Benefits

We do not maintain or sponsor any nonqualified deferred compensation plan or defined benefit pension plan. The Company maintains a tax-qualified defined contribution Section 401(k) plan which allows for eligible employees, including the NEOs, to defer portions of their eligible compensation up to limits established by the Internal Revenue Code. We did not provide for any matching or other company contributions under the Section 401(k) plan during 2024.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Bienstock Agreement and the Rosenberg Agreement (collectively, the “Employment Agreements”) provide that upon termination of employment, the executive will receive any accrued but unpaid base salary and other accrued and unpaid compensation, including any accrued but unpaid vacation. If the termination is an “involuntary termination without cause” or a resignation for “good reason” (each a “Covered Termination” and as defined in the Employment Agreements), the NEO will be entitled to receive the severance benefits described below, as applicable, provided that the executive (A) delivers an effective general release of all claims against the Company and its affiliates in a form provided by the Company that becomes effective and irrevocable within 60 days following the Covered Termination and (B) continues to comply with customary confidentiality, non-competition, customer non-solicitation and non-interference, and employee non-solicitation and non-interference covenants set forth in the Employment Agreements.

In connection with a Covered Termination that does not occur during the period beginning three months prior to a “change in control” (as defined in the 2021 Plan) and ending 12 months after a change in control, the executive would be entitled to the following severance benefits: (i) a cash payment equal to 12 months of the executive’s base salary payable in equal installments over 12 months; (ii) a pro rata portion of the executive’s annual bonus for the fiscal year of termination based on actual achievement of the bonus objectives and the number of days the executive was employed during the fiscal year; and (iii) payment or reimbursement for the premium for the executive and the executive’s covered dependents to maintain continued health coverage pursuant to the provisions of COBRA through the earlier of (A) the 12-month anniversary of the date of the executive’s termination of employment, and (B) the date the executive and the executive’s covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s).

In connection with a Covered Termination during the period beginning three months prior to a Change in Control and ending 12 months after a Change in Control, each executive would be entitled to: (i) a lump sum cash payment equal to the sum of (A) the executive’s base salary and (B) the executive’s target bonus; (ii) a pro rata portion of the executive’s annual bonus for the fiscal year of termination based on actual achievement of the bonus objectives and the number of days the executive was employed during the fiscal year; (iii) the amount of any annual bonus earned, but not yet paid, for the fiscal year prior to the executive’s termination; and (iv) payment or reimbursement for the premium for the executive and the executive’s covered dependents to maintain continued health coverage pursuant to the provisions of COBRA through the earlier of (A) the 12-month anniversary of the date of the executive’s termination of employment and (B) the date the executive and the executive’s covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s).

The Employment Agreements provide for a “best net” after-tax Section 280G provision where the executive receives the best after-tax result but is not eligible to receive any tax gross-ups, to the extent any payments made pursuant to the Employment Agreements or otherwise would constitute a “parachute payment” under Internal Revenue Code Section 280G.

Equity Awards Under the 2021 Plan

Under the option grant agreements for stock options granted under the 2021 Plan, in the event of an NEO’s termination as a result of death or disability, all unvested stock options will become fully vested and exercisable. In addition, in the event of a termination of employment without cause on or within 24 months following a change in control, all unvested stock options will become fully vested and exercisable.

Under the award agreements for RSUs and PSUs granted under the 2021 Plan, in the event of an NEO’s termination as a result of death or disability or in the event of a termination without cause on or within 24 months following a change in control, all unvested RSUs will become fully vested and the service requirement with respect to all PSUs will be deemed satisfied, with such PSUs remaining subject to actual performance over the performance period.

Other Compensation Matters and Policies

Stock Ownership Guidelines

To further promote the alignment of the interests of the Company’s non-executive directors and executive officers with the interests of the Company’s stockholders, in February 2025, the Board, upon recommendation of the Compensation Committee, adopted stock ownership guidelines applicable to the Company’s executive officers and non-executive directors. Under these guidelines, our Chief Executive Officer is required to own shares having a value of at least six times his base cash compensation and our other NEOs are required to own shares having a value of at least two times base cash compensation, in each case generally within five years of appointment to their respective positions or the adoption of the policy.

In determining each NEO’s ownership level, the Company counts: (i) shares of common stock owned outright; (ii) shares of common stock owned by an immediate family member residing in the same household or held in a trust for the benefit of such individual; (iii) shares of common stock held in a 401(k) plan account, other tax qualified benefit plan or non-qualified deferred compensation plan; and (iv) shares underlying all outstanding Company equity awards (whether vested or unvested) other than (x) unexercised stock options and (y) unearned performance-based awards.

As of the date of filing of this Proxy Statement, each NEO was in compliance, or on track to comply, with these guidelines.

Clawback Policy

We maintain a clawback policy in compliance with Rule 10D-1 of the Exchange Act and Nasdaq listing standards. This policy applies to all current and former executive officers of the Company (as defined under Section 16 of the Exchange Act), including the NEOs, and requires the Company to recoup excess incentive-based compensation, whether cash- or equity-based, received by current or former executive officers during a three-year look-back period in the event that the Company is required to prepare an accounting restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under federal securities laws (including any such correction that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period). A copy of the clawback policy was filed as Exhibit 97.1 to the Annual Report.

Anti-Hedging Policy

We have a policy that prohibits our employees, officers, directors, consultants and contractors and their family members and controlled entities (as defined in the Insider Trading Policy) from engaging in (a) short-term trading; (b) short sales; (c) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (d) all hedging transactions.

Equity Award Grant Practices

The Compensation Committee approves all equity awards. It is the Compensation Committee’s practice not to grant equity awards (including stock options) when in possession of material non-public information. Accordingly, the Compensation Committee generally meets to approve equity awards once per quarter during the open trading window as defined in the Insider Trading Policy. If in possession of material non-public information during an open trading window and equity awards are to be granted, the Compensation Committee’s practice is to wait to grant equity awards (including stock options) until such material nonpublic information has been fully disclosed and widely disseminated to the public and at least two trading days have passed after such material nonpublic information has been disclosed.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. We did not grant option stocks during 2025.

Pay Versus Performance

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “— Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for Anthony Capone(1) ($)	Summary Compensation Table Total for Lee Bienstock(1) ($)	Compensation Actually Paid to Anthony Capone(2) ($)	Compensation Actually Paid to Lee Bienstock(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On: Total Stockholder Return(5) ($)	Net (Loss) Income(6) ($)
2025	N/A	3,571,951	N/A	(1,137,929)	1,507,018	131,021	12	(196,367,155)
2024	N/A	7,562,418	N/A	4,007,060	2,664,574	1,689,513	60	13,360,580
2023	928,902	11,351,018	(1,197,322)	10,910,300	3,127,390	2,670,004	79	10,048,328

____________

(1)      Effective as of September 15, 2023, Mr. Capone resigned as the Company’s Chief Executive Officer, and the Board appointed Mr. Bienstock to succeed Mr. Capone as Chief Executive Officer.

(2)      The dollar amounts reported in these columns represent the amounts of “compensation actually paid” to Messrs. Bienstock and Capone as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by such individuals. In accordance with these rules, the adjustments made to the “Total Compensation”

for Mr. Bienstock as set forth in the 2024 Summary Compensation Table are shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
Compensation Actually Paid to PEO	2025
Summary Compensation Table Total	$3,571,951
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(1,926,346)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	1,954,852
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(3,361,448)
Plus (less), change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	(1,376,938)
Compensation Actually Paid to PEO	$(1,137,929)

(3)      The dollar amounts reported in this column represent the average of the amounts reported for the NEOs as a group (excluding the Chief Executive Officer(s)) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2025, Mr. Rosenberg, (ii) for 2024, Messrs. Rosenberg, Sugrue and Tendler; and (iii) for 2023, Messrs. Rosenberg, Sugrue, Tendler and Andre Oberholzer, our former Executive Vice President of Strategy.

(4)      The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the Chief Executive Officer(s)), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, the adjustments made to the “Total Compensation” as set forth in the Summary Compensation Table for 2025 are shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. For information on “compensation actually paid” in 2023-2024 to the NEOs as a group (excluding the Chief Executive Officer(s)), refer to our 2025 proxy statement.

Compensation Actually Paid to Non-PEO NEOs	2025
Average Summary Compensation Table Total	$1,507,018
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	(417,436)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	420,822
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	(866,977)
Plus (less), average change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	(512,406)
Average Compensation Actually Paid to Non-PEO NEOs	$131,021

(5)      Total Stockholder Return for purposes of this table is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2022.

(6)      The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Description of Certain Relationships Between Information Presented in the Pay Versus Performance Table

As described in more detail above, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
Compensation Actually Paid
$140
$120
$100
$80
$60
$40
$20
$-
Total Shareholder Return
2023
2024
2025
CAP to Aggregate PEOs
Average CAP to Non-PEO NEOs
Company TSR

Compensation Actually Paid and Net Income

$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
Compensation Actually Paid
$35
$(15)
$(65)
$(115)
$(165)
$(215)
Net Income ($M)
2023
2024
2025
CAP to Aggregate PEOs
Average CAP to Non-PEO NEOs
Net Income

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	17,539,528	(1)	$7.60	(2)	16,891,726	(3)
Equity compensation plans not approved by security holders	1,207,824	(4)	$3.48		—	(5)
Total	18,747,352				16,891,726

____________

(1)      Consists of outstanding stock options, RSUs and PSUs (assuming target performance) granted under the 2021 Plan.

(2)      RSUs and PSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.

(3)      Reflects the total shares of common stock remaining available for issuance under the 2021 Plan. The 2021 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year through January 1, 2031 in an amount equal to 4% of the total number of shares of common stock outstanding on the preceding December 31 (or such smaller amount approved by the Board). Pursuant to this provision, the number of shares reserved for issuance under the 2021 Plan increased by 3,945,602 shares on January 1, 2026.

(4)      Consists of outstanding stock options granted under the Ambulnz, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2021 Plan became effective upon consummation of the Business Combination, replacing the 2017 Plan.

(5)      No further shares of common stock remain available for issuance under the 2017 Plan.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION

At the Annual Meeting, the stockholders will vote, on a non-binding, advisory basis, on a proposal to approve the compensation of our NEOs as disclosed in this Proxy Statement, commonly referred to as a “say-on-pay” vote.

We urge you to read the Executive Compensation section of this Proxy Statement, including the CD&A, which describes how our executive compensation program, policies and practices are designed to achieve our compensation objectives and provides detailed information regarding the compensation of our NEOs during 2025.

The CD&A also describes changes that took effect for our 2025 executive compensation program, including updates to the design of our PSUs and the adoption of stock ownership guidelines.

The Board believes that our current executive compensation program includes an appropriate balance of short- and long-term performance incentives, encourages long-term retention of our executives and aligns executive compensation with the Company’s business objectives and the creation of stockholder value.

This vote is not binding on the Board or the Compensation Committee; however, the Board and the Compensation Committee will review and consider the results of this Proposal 2 when making future compensation decisions for our NEOs. After consideration of the advisory “say-on-frequency” vote at the Company’s 2024 Annual Meeting of Stockholders and consistent with the Board’s recommendation, the Board’s current policy is to hold an advisory vote on NEO compensation on an annual basis. Accordingly, we expect that we will conduct our next say-on-pay vote at the 2027 Annual Meeting of Stockholders.

Board Recommendation

The Board recommends a vote “FOR” the approval of the compensation of our NEOs.

PROPOSAL 3: APPROVAL OF THE REVERSE STOCK SPLIT

At the Annual Meeting, the stockholders will vote to approve the Reverse Stock Split set forth in this Proposal 3, which would effect (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10, with such ratio and the time of the Reverse Stock Split as determined in the sole discretion of our Board, and (ii) a reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio.

Background

On April 6, 2026, the Board (a) declared advisable and in the best interests of the Company and its stockholders and unanimously approved: (i) a series of six alternative amendments to the Charter to effect a reverse stock split of the issued and outstanding shares of common stock at one of six reverse stock split ratios, 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10; (ii) a corresponding reduction in the number of authorized shares of the Company’s common stock to 100,000,000, 83,333,333, 71,428,571, 62,500,000, 55,555,556 or 50,000,000, respectively; and (iii) a corresponding reduction in the number of shares of preferred stock, par value $0.0001 per share, to 10,000,000, 8,333,333, 7,142,857, 6,250,000, 5,555,556 or 5,000,000, respectively (clauses (ii) and (iii) together, the “Authorized Share Reduction”) (each amendment to effect the Reverse Stock Split and the corresponding Authorized Share Reduction, a “Reverse Stock Split Amendment” and such amendments collectively, the “Reverse Stock Split Amendments”); (b) directed that the Reverse Stock Split Amendments be submitted to our stockholders for their approval and adoption; and (c) recommended that stockholders approve the Reverse Stock Split Amendments at this Annual Meeting. The foregoing description of the Reverse Stock Split Amendments is a summary and is subject to the full text of the proposed amendments, which is attached to this Proxy Statement as Appendix A, in which deletions are indicated by strikeouts and additions are indicated by double underlining.

If the Reverse Stock Split is approved, the actual number of authorized shares of our common stock after giving effect to the Reverse Stock Split, if and when effected, will depend on the Reverse Stock Split ratio that is ultimately determined by the Board. The table below shows each Reverse Stock Split ratio and the corresponding reduced number of authorized shares of common stock and preferred stock for each of the six alternative Reverse Stock Split Amendments, identified as Amendments A through F.

Amendment	Reverse Stock Split Ratio	Number of Authorized Shares of Common Stock Following the Reverse Stock Split Amendment	Number of Authorized Shares of Preferred Stock Following the Reverse Stock Split Amendment
A	1-for-5	100,000,000	10,000,000
B	1-for-6	83,333,333	8,333,333
C	1-for-7	71,428,571	7,142,857
D	1-for-8	62,500,000	6,250,000
E	1-for-9	55,555,556	5,555,556
F	1-for-10	50,000,000	5,000,000

If stockholders approve this Proposal 3, the Board, in its sole discretion, will have the authority to decide without further action on the part of the stockholders, but not the obligation, at any time prior to December 31, 2026, whether to implement the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved ratios. If the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders, the Board will cause a certificate of amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split Amendment selected by the Board.

For the convenience of our stockholders, each of the six alternative amendments has been set forth in a single Appendix, indicating in brackets the six Reverse Stock Split ratios and the corresponding reduced number of authorized shares of common stock and preferred stock that we would be authorized to issue for each of the alternative Amendments A through F. If the Board determines to implement the Reverse Stock Split, only one of the Reverse Stock Split Amendments providing for the Reverse Stock Split ratio will ultimately be approved by the Board, filed with the Secretary of State of the State of Delaware, and become effective. The Board will abandon all other Reverse Stock Split Amendments.

The Board will determine the exact timing of the filing of the Reverse Stock Split Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If a Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware prior to the December 31, 2026, then the Reverse Stock Split and all of the Reverse Stock Split Amendments will be automatically abandoned. The Board, in its sole discretion, may also elect not to implement the Reverse Stock Split notwithstanding stockholder approval thereof.

We believe the Reverse Stock Split may be necessary for the Company to maintain the listing of its common stock on The Nasdaq Capital Market if recent market conditions persist. As described in more detail in the subsection titled “— Reasons for the Reverse Stock Split” below, the Board believes that having the time-limited authority to effect the Reverse Stock Split is a critical step to maintain the Company’s Nasdaq listing and continue efforts to build stockholder value. The Reverse Stock Split may also be beneficial for capital raising purposes and provide flexibility in using common stock as consideration in strategic transactions.

The Reverse Stock Split, if effected, will reclassify and combine any whole number of issued shares, between and including 5 and 10 as determined by our Board in the manner described herein, into one share of common stock. To avoid the existence of fractional shares of our common stock, stockholders who would otherwise hold fractional shares as a result of the Reverse Stock Split will be entitled to receive a cash payment (without interest) from the transfer agent as described under “Payment of Cash in Lieu of Issuing Fractional Shares.” As of April 20, 2026, 98,778,413 shares of our common stock were outstanding. Based on such number of shares of our common stock outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by our Board, outstanding shares of common stock and authorized shares of common stock and preferred stock as illustrated in the table under the caption “— Effects of the Reverse Stock Split.”

All holders of common stock will be affected proportionately by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu of such fractional share. Each stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $0.0001 per share (see “— Accounting Consequences” below).

Reasons for the Reverse Stock Split

Our Board unanimously approved the Reverse Stock Split and believes it is in the best interests of the Company and its stockholders for the following reasons, each of which is described in more detail below:

•        The Board believes that effecting the Reverse Stock Split would be the most effective means of regaining compliance with the Minimum Bid Price Requirement (as defined below) for continued listing of our common stock on The Nasdaq Capital Market;

•        The Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help generate investor interest in the Company; and

•        The Board believes that some employees are less likely to work for the Company if we have a low stock price or are no longer listed on the Nasdaq Capital Market, irrespective of the size of our overall market capitalization.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the expected decrease in the number of outstanding shares of common stock if the Reverse Stock Split is implemented, our Board does not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nasdaq Requirements for Continued Listing

On January 26, 2026, the Company received a letter (the “Nasdaq Notice”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying the Company that, based upon the closing bid price of the Company’s common stock from December 9, 2025 to January 23, 2026, the Company is not currently in compliance with Nasdaq Listing Rule 5550(a)(2), which requires the Company to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (the “Minimum Bid Requirement”).

The Nasdaq Notice has no immediate effect on the continued listing status of the Company’s common stock on The Nasdaq Capital Market, and therefore, the Company’s listing remains fully effective.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of the Nasdaq Notice — or until July 27, 2026 — to regain compliance with the Minimum Bid Requirement. To regain compliance, the closing bid of the Company’s common stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days prior to July 27, 2026.

If the Company is not in compliance with the Minimum Bid Requirement by July 27, 2026, the Company may be eligible for a second 180 calendar day compliance period. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Requirement, and the Company would be required to notify Nasdaq of its intent to cure the deficiency during the second compliance period. If the Company meets these requirements, Nasdaq will inform the Company that it has been granted an additional 180 calendar days. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will provide notice that the Company’s securities are subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

Delisting from The Nasdaq Capital Market may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

Our Board has unanimously approved and declared advisable the Reverse Stock Split Amendments, in order to, among other things, assist the Company in our effort to regain compliance with the Minimum Bid Price Requirement.

On April 1, 2026, the sale price of our common stock on The Nasdaq Capital Market was $0.57 per share. A decrease in the number of issued shares of common stock resulting from the Reverse Stock Split should, absent other factors, cause the per share market price of our common stock to trade above the required price. However, we cannot provide any assurance that (i) we will regain compliance with the Minimum Bid Price Requirement, or maintain compliance with other listing requirements, of The Nasdaq Capital Market or (ii) even if we do, that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Capital Market following the Reverse Stock Split.

We believe that obtaining approval for the Reverse Stock Split is an important measure to regain compliance with such continued listing requirements. In addition, obtaining approval of the Reverse Stock Split at the Annual Meeting allows us to seek stockholder approval of this Proposal 3 in a more efficient and cost-effective manner than calling a Special Meeting of Stockholders at a later date for the sole purpose of seeking stockholder approval of a reverse stock split.

While our Board believes that the trading price of our common stock will increase if stockholders approve and it decides to implement the Reverse Stock Split, there are a number of other factors and contingencies that can affect the trading price of our common stock, including factors that are entirely outside of our control. Following the Reverse Stock Split, even if the trading price does increase, it may nevertheless fail to attract or satisfy the guidelines of indexes and funds or institutional and other investors and, consequently, the trading price and liquidity of our common stock may not improve. As a result, we cannot assure you that the Reverse Stock Split, if implemented, will result in the intended benefits described above. See “— Certain Risks Associated with the Reverse Stock Split” below.

Potential Increase in Investor Interest

Our Board also believes that the Reverse Stock Split and any resulting increase in the per share price of our common stock may enhance the acceptability and marketability of our common stock to the financial community and investing public, and thus could encourage increased investor interest and promote greater liquidity for our stockholders.

In the event that our common stock were to be delisted from The Nasdaq Capital Market, our common stock would likely trade on the over-the-counter (“OTC”) market. If our common stock were to trade on the OTC market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, the Board believes that the Reverse Stock Split may increase the marketability and liquidity of our common stock.

Attracting, Retaining and Motivating Employees

Our Board believes that the Company’s employees and directors, who are compensated in part in the form of our equity-based securities, may be less incentivized and invested in the Company if we are no longer listed on The Nasdaq Capital Market. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our common stock can help attract, retain, and motivate employees and members of our Board.

Board Discretion to Implement the Reverse Stock Split

This Proposal 3 gives the Board the sole discretion to select a Reverse Stock Split ratio from within a range of whole numbers between and including 1-for-5 and 1-for-10 and a proportionate reduction in the authorized number of shares of common stock and preferred stock, based on the Board’s then-current assessment of the factors below and the best interests of the Company and its stockholders. In determining whether to implement the Reverse Stock Split and, if so implemented, when to implement it and which Reverse Stock Split ratio to select, the Board may consider, among other factors:

•        the historical trading price and trading volume of our common stock;

•        the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

•        the continued listing requirements for our common stock on The Nasdaq Capital Market and other rules and guidance from Nasdaq, including the recent amendments to the listing requirements that increase the risk of delisting after effecting a reverse stock split;

•        any threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our common stock;

•        which Reverse Stock Split ratio would result in the least administrative cost to us; and

•        prevailing industry, market and economic conditions.

Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the certificate of amendment effecting the Reverse Stock Split, the Board, in its sole and absolute discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of this Proposal 3, you are also expressly authorizing the Board to abandon the Reverse Stock Split.

Consequences of Not Obtaining Stockholder Approval of the Reverse Stock Split

If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of common stock that are issued will not change. In this case, we may be unable to satisfy the listing requirements for The Nasdaq Capital Market and may be delisted from the exchange. We also may not be able to achieve the other anticipated benefits of the Reverse Stock Split described above under “— Reasons for the Reverse Stock Split” will not be achieved.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split may not increase the trading price of our common stock and could result in a significant devaluation of our market capitalization.

We cannot assure you that the Reverse Stock Split, if implemented, will increase the trading price of our common stock in proportion to the reduction in the number of issued shares of common stock, result in a permanent increase in the market price, or allow us to regain compliance with Nasdaq listing requirements. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the trading price of our common stock following the Reverse Stock Split may not exceed or remain higher than the trading price prior to the Reverse Stock Split, and it may not attract brokers and investors who do not trade in lower priced stocks.

The effect the Reverse Stock Split may have upon the trading price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The trading price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above under “— Reasons for the Reverse Stock Split”.

Recent amendments to the Nasdaq listing rules may make it more difficult for us to maintain our listing with Nasdaq.

On January 15, 2025, the SEC approved an amendment to the Nasdaq listing rules which limit the conditions under which a listed company can use a reverse stock split to meet the Minimum Bid Requirement. In particular, the amendment provides that if a company executes a reverse stock split to regain compliance with the Minimum Bid Requirement but its stock price falls below $1.00 per share within one year after the split, the company will not be granted a new compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings. If the Reverse Stock Split is implemented, this amendment may cause the Board to choose a higher split ratio than it otherwise would have deemed appropriate and would make it more difficult for us to maintain our Nasdaq listing if our stock price dropped below the listing requirements in the future.

Procedure for Effecting the Reverse Stock Split

If the stockholders approve the Reverse Stock Split, then the Board will be authorized to proceed with the Reverse Stock Split prior to December 31, 2026. In determining whether to proceed with the Reverse Stock Split and setting the Reverse Stock Split ratio, if any, the Board will consider a number of factors, including those set forth above under “— Board Discretion to Implement the Reverse Stock Split.”

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the certificate of amendment that is filed with the Delaware Secretary of State to effect the Reverse Stock Split. The Board, in its sole discretion, will have the authority to decide, prior to December 31, 2026, whether to implement the Reverse Stock Split. The exact timing of the filing of such certificate of amendment with the Delaware Secretary of State, if at all, will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

If the Board does not implement the Reverse Stock Split prior to December 31, 2026, then the authority granted to the Board via stockholder approval of this Proposal 3 to implement the Reverse Stock Split will automatically terminate. The Board reserves its right, notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the certificate of amendment with the Delaware Secretary of State, it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Ratio Range

If this Proposal 3 is approved by the stockholders and the Reverse Stock Split is implemented by the Board, the Reverse Stock Split ratio will be selected within the range approved by stockholders, as determined by the Board in its sole and absolute discretion. Our purpose for requesting authorization to implement the Reverse Stock Split at a ratio to be determined by the Board, as opposed to a ratio that is fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to any other developments that may be relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Principal Effects

If implemented, immediately following the Effective Time:

•        any whole number of issued shares of our common stock, between and including 5 and 10 (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one share of common stock;

•        no fractional shares of common stock will be issued; instead, stockholders who would otherwise be entitled to receive a fractional share will be entitled to receive cash in lieu of the fractional share (as detailed below);

•        proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, PSUs, and RSUs, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, PSUs and RSUs, and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

•        the number of shares of common stock then reserved for issuance under the 2021 Plan will be reduced proportionately; and

•        the number of authorized shares of common stock and preferred stock will be reduced by a corresponding ratio.

The following table summarizes the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of April 1, 2026 (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

	Number of Shares of Common Stock Authorized	Number of Shares of Preferred Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares to be Issued Upon Exercise or Conversion of Outstanding Equity Awards(1)	Number of Shares of Common Stock Reserved for Future Issuance(2)	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	500,000,000	50,000,000	98,778,413	18,109,586	17,499,504	365,612,497
Post-Reverse Stock Split (1:5)	100,000,000	10,000,000	19,755,682	3,621,918	3,499,900	73,122,500
Post-Reverse Stock Split (1:6)	83,333,333	8,333,333	16,463,068	3,018,265	2,916,584	60,935,416
Post-Reverse Stock Split (1:7)	71,428,571	7,142,857	14,111,201	2,587,084	2,499,929	52,230,357
Post-Reverse Stock Split (1:8)	62,500,000	6,250,000	12,347,301	2,263,699	2,187,438	45,701,562
Post-Reverse Stock Split (1:9)	55,555,556	5,555,556	10,975,379	2,012,177	1,944,389	40,623,611
Post-Reverse Stock Split (1:10)	50,000,000	5,000,000	9,877,841	1,810,959	1,749,950	36,561,250

____________

(1)      Represents shares issuable upon vesting of outstanding RSUs and PSUs and the exercise of outstanding stock options.

(2)      Represents shares available for future issuance pursuant to the 2021 Plan.

This chart is for illustrative purposes only and other ratios within the Ratio Range besides those shown above could be selected by the Board.

Except for adjustments that may result from the treatment of fractional shares as described below, a Reverse Stock Split would affect all stockholders uniformly. As of the Effective Time, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares as described below under “— Effect on Fractional Stockholders.” For example, a holder of 3% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Stock Split would continue to hold 3% of the voting power of the outstanding shares of our common stock immediately after the Effective Time, subject to the treatment of any fractional shares as described herein. The number of stockholders of record also will not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest following the Reverse Stock Split and receives cash for such interest.

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act, and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our common stock would continue to be listed on The Nasdaq Capital Market under the symbol “DCGO” but would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number after the Effective Time.

Effect on Preferred Stock

Pursuant to our Charter, our authorized stock includes 50,000,000 shares of preferred stock, par value $0.0001 per share. The Company does not have any shares of preferred stock outstanding. The proposed amendment to our Charter to effect the Reverse Stock Split will reduce the total authorized number of shares of preferred stock by a ratio corresponding to the Reverse Stock Split ratio selected by the Board, but will not affect the par value of the preferred stock.

Effect on Fractional Stockholders

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. After the Effective Time, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

If the Reverse Stock Split is implemented, as soon as practicable after the Effective Time, our transfer agent will aggregate all fractional shares of our common stock that would otherwise have been issuable as a result of the Reverse Stock Split (the “Aggregated Fractional Shares”) and sell them at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive such fractional shares of our common stock as a result of the Reverse Stock Split (i.e., stockholders that hold a number of pre-Reverse Stock Split shares of common stock not evenly divisible by the Reverse Stock Split ratio determined by the Board). We expect that our transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the Aggregated Fractional Shares. After the completion of such sale, stockholders of record who otherwise would be entitled to receive fractional shares will instead receive their respective pro rata share of the total proceeds of that sale (the “Total Sale Proceeds”).

Specifically, these stockholders will be entitled to a cash payment (without interest), in lieu of any fractional shares, in an amount equal to: (a) their respective fractional share interest, multiplied by (b) a share price equal to (i) the Total Sale Proceeds less commission fees divided by (ii) the Aggregated Fractional Shares. If a stockholder is entitled to a cash payment in lieu of any fractional share, a check will be mailed to the stockholder’s registered address as soon as practicable after completion of the sale of the Aggregated Fractional Shares. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of April 20, 2026, there were 98,778,413 common stockholders of record. Because cash payments will be made in lieu of fractional shares, the Reverse Stock Split could have the effect of reducing the number of our stockholders, to the extent there are stockholders who hold fewer than the number of shares of our common stock that will be combined into one (1) share (based on the Reverse Stock Split ratio determined by the Board). Therefore, after the Effective Time, stockholders owning less than a whole share will no longer be stockholders. Reducing the number of post-Reverse Stock Split stockholders is not, however, a purpose or objective of this proposal.

Effect on RSUs, PSUs and Options Outstanding under Equity Incentive Plans

The Company maintains the 2021 Plan, under which there were an aggregate of 8,734,869 RSUs, 2,880,844 PSUs and 6,493,873 stock options outstanding as of April 1, 2026. The terms of the 2021 Plan permit the Compensation Committee to effectuate equitable adjustments to outstanding awards under the 2021 Plan, as well as to the number of shares of common stock remaining available for future issuance under the 2021 Plan, in the event of certain corporate transactions, including a reverse stock split. Accordingly, if the Reverse Stock Split is approved by our stockholders and the Board determines to implement the Reverse Stock Split, the number of RSUs and PSUs outstanding under the 2021 Plan, as well as the number of shares of common stock remaining available for future issuance thereunder, will be proportionately reduced (and rounded up to the nearest whole share in the case of the number of RSUs and PSUs) based on the Reverse Stock Split ratio selected by the Board. In addition, the number of shares of common stock issuable upon exercise, and the exercise price of, all outstanding stock options under the 2021 Plan will be proportionately adjusted (and rounded up to the nearest whole share in the case of the number of shares of common stock and down to the nearest whole cent in the case of the appliable exercise prices) based on the Reverse Stock Split ratio selected by the Board.

Effect on Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Time.

Effect on Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as of the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a U.S. holder’s particular circumstances or to U.S. holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and other financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold 5% or more (by voting power or value) of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored or tax deferred account, persons that received common stock through the exercise of employee stock options or otherwise as compensation for the performance of services, grantor trusts, U.S. holders whose functional currency is not the U.S. dollar, or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities. This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or non-U.S. tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the U.S.;

•        a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Such a partner or partnership should consult his or her tax advisor as to its tax consequences of the Reverse Stock Split.

This summary is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations of the proposed Reverse Stock Split arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, non-U.S. or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share of common stock, a U.S. holder generally will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. Generally, a U.S. holder’s aggregate adjusted tax basis in the common stock received pursuant to the Reverse Stock Split will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor (reduced by the portion of such tax basis that is allocable to any fractional share of common stock), and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered to shares of common stock received in a recapitalization. U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their tax advisors regarding the allocation of their aggregated adjusted tax basis among, and the holding period of, our common stock.

In general, a U.S. holder that receives a cash payment in lieu of a fractional share of common stock pursuant to the Reverse Stock Split will recognize capital gain or loss equal to the difference, if any, between the amount of cash received in lieu of the fractional share of common stock and the portion of the U.S. holder’s aggregate adjusted tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to such fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Matters

The par value of the common stock will remain unchanged at $0.0001 per share of common stock following the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of common stock issued and outstanding as of the balance sheet date, will be reduced proportionately at the Effective Time (subject to minor adjustments in respect of the treatment of fractional shares). Correspondingly, our additional paid-in capital, which consists of the difference between our stated

capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Our total stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split and the contemporaneous decrease in authorized shares of our common stock. The absolute value of net income or loss per share of common stock and the net book value per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively for all periods prior to the Reverse Stock Split in our consolidated financial statements. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Effectiveness of Proposed Amendments

If approved by stockholders at the Annual Meeting, the Reverse Stock Split Amendments would become effective upon the filing of a certificate of amendment setting forth such amendments by the Company with the Secretary of State of the State of Delaware. In addition, we may file a restated Charter to integrate the Reverse Stock Split Amendment (if approved), the Corporate Opportunity Amendment discussed below (if approved) and the Officer Exculpation Amendment discussed below (if approved) as well as the clean-up changes (as defined below) (if any or all of Proposal 3, Proposal 4 and/or Proposal 5 is approved) into a single document following the filing and effectiveness of the certificate of amendment setting forth any of those amendments that are approved by our stockholders. The Board reserves the right to elect to abandon the Reverse Stock Split Amendment, without further action by the stockholders, at any time prior to the effectiveness of the certificate of amendment setting forth such amendments. Neither this Proposal 3 nor Proposal 4 or Proposal 5 are conditioned on or otherwise require the approval of each other or any other proposal.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Reverse Stock Split Amendments.

PROPOSAL 4: APPROVAL OF THE CORPORATE OPPORTUNITY AMENDMENT

At the Annual Meeting, the stockholders will vote on a proposal to approve the Corporate Opportunity Amendment, which would amend and restate Section 10.1 of the Charter to limit the renunciation of corporate opportunities to specified opportunities.

For the reasons set forth below, the Board has approved and declared advisable the Corporate Opportunity Amendment, subject to its approval by our stockholders at the Annual Meeting. A similar proposal was previously submitted for stockholder approval at the Company’s 2025 Annual Meeting of Stockholders. While the prior proposal received overwhelming support, with approximately 96.8% of the votes cast in favor of the proposal, the proposal failed to pass due to insufficient stockholder participation to obtain the requisite number of votes as a percentage of our shares outstanding. After revisiting this topic again this year, and in light of the strong support from stockholders last year, the Board continues to believe that this proposal is in the best interests of the Company and its stockholders, as described further below.

Background

Under Delaware law, directors and officers of a corporation owe fiduciary duties to the corporation and its stockholders, including the duty of loyalty. A recognized common law principle of the duty of loyalty under Delaware law is the corporate opportunity doctrine, which provides that a director or officer may not appropriate to himself or herself a business opportunity properly belonging to the corporation. Delaware law weighs various factors in considering whether a business opportunity properly belongs to the corporation, including whether the opportunity is in the corporation’s line of business, whether the corporation is financially able to exploit the opportunity, whether the corporation has an interest or expectancy in the opportunity, and whether the fiduciary would be placed in a position inimical to his or her duties to the corporation by taking the opportunity for him- or herself.

Once the corporation determines to not pursue a corporate opportunity, however, it is not a breach of the duty of loyalty for a director or officer to take it. Section 122(17) of the Delaware General Corporation Law (the “DGCL”) allows a corporation to “renounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or 1 or more of its officers, directors or stockholders.” The legislative synopsis accompanying the adoption of Section 122(17) in 2000 states that “New Section 122(17) clarifies that a corporation has the power to renounce in its certificate of incorporation . . . specified business opportunities or specified classes or categories of business opportunities” and to “eliminate uncertainty regarding the power of a corporation to waive corporate opportunities in advance.”

In connection with the Business Combination, the Company adopted a new Charter, which included language in Section 10.1 that was designed to waive certain specified corporate opportunities in accordance with Section 122(17) of the DGCL. Specifically, Section 10.1 provided that “[t]o the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation” (the “Existing Corporate Opportunity Provision”).

On March 4, 2024, a purported stockholder of the Company, John McDonald, filed a putative class action complaint (the “Complaint”) in the Court of Chancery of the State of Delaware against the Company and the members of the Board of Directors, captioned McDonald v. DocGo Inc. f/k/a Motion Acquisition Corp. et al., C.A. No. 2024-0202-PAF. The Complaint alleged, among other things, that the Existing Corporate Opportunity Provision violates Delaware law because its renunciation of corporate opportunities is impermissibly broad as it is not sufficiently limited to specified business opportunities or specified classes or categories of business opportunities and impermissibly waives fiduciary duties of the Company’s directors and officers.

The Company and its directors deny any and all wrongdoing alleged in the Complaint. However, because the Complaint had called into question the validity of the Existing Corporate Opportunity Provision, and to avoid the cost and distraction of litigation, while also recognizing the benefits that may accrue to the Company in having as members of the Board certain persons who may simultaneously have business dealings in the Company’s industry, the Board determined that it is advisable and in the best interests of the Company and its stockholders to revise Section 10.1 of the Charter to read as set forth below under “Complete Text and Effectiveness of the Proposed Amendment” and to submit the Corporate Opportunity Amendment to the stockholders of the Company for approval. Accordingly, if this Proposal 4 is approved by our stockholders, then Section 10.1 of the Charter would be revised such that the waiver of the duty of the Company’s directors and officers would be limited to “Specified Opportunities,” as defined below in the text of the amendment. In addition, in the interim, the Board has agreed to voluntarily and intentionally waive the rights that directors may have pursuant to the Existing Corporate Opportunity Provision and not to rely on the Existing Corporate Opportunity Provision as a defense in matters relating to any action brought by or on behalf of the Company, or by a stockholder of the Company, with respect to a claim regarding the doctrine of corporate opportunity, subject to certain exceptions. Instead, consistent with the Corporate Opportunity Amendment, the Company agreed that notwithstanding the Board’s waiver of the Existing Corporate Opportunity Provision, to the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Company or any of its outside directors or any of their respective affiliates with respect to Specified Opportunities (as defined below), and the Company renounced on behalf of itself and its controlled affiliates any interest or expectancy (i) in Specified Opportunities or (ii) that any of the outside directors will offer to the Company any Specified Opportunities of which such outside director becomes aware.

In addition, a vote in favor of any or all of this Corporate Opportunity Amendment, the Reverse Stock Split Amendments (see Proposal 3 above) and/or the Officer Exculpation Amendment (see Proposal 5 below) is deemed to constitute approval of the filing of a restated certificate of incorporation that, in addition to incorporating the approved amendment(s), (i) replaces the reference in Section 4.2(a) of the Charter to “this Certificate of Incorporation” to instead refer to “the certificate of incorporation (as amended and/or restated from time to time, the “Certificate of Incorporation”),” (ii) updates the references in the Charter to the “Second Amended and Restated Certificate” to refer instead to the “Certificate of Incorporation,” and the reference to the “Corporation’s certificate of incorporation” to instead refer to the “Certificate of Incorporation,” and (iii) eliminates obsolete provisions regarding reclassification of shares in Article IV (clauses (i), (ii), and (iii) together, the “clean-up changes”).

Complete Text and Effectiveness of Proposed Amendment

If the Corporate Opportunity Amendment is approved by stockholders at the Annual Meeting, Section 10.1 of the Charter would be amended and restated as follows:

“Corporate Opportunities.    To the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its directors who are not also officers of the Corporation (“Outside Directors”) or any of their respective affiliates with respect to Specified Opportunities, and the Corporation renounces on behalf of itself and its controlled affiliates any interest or expectancy (i) in Specified Opportunities or (ii) that any of the Outside Directors will offer to the Corporation any Specified Opportunities of which such Outside Director becomes aware. For this purpose, a “Specified Opportunity” is an investment or business opportunity or activity or potential transaction or matter, including without limitation those that might be the same as or similar to the Corporation’s business or activities or the business or activities of any controlled affiliates of the Corporation that: (i) if the relevant Outside Director offered to the Corporation, he or she would breach a fiduciary duty or contractual obligation he or she may then owe to an entity other than the Corporation and its controlled affiliates and (ii) is not offered in writing to such Outside Director solely in his or her capacity as such.”

If approved by stockholders at the Annual Meeting, the Corporate Opportunity Amendment would become effective upon the filing of a certificate of amendment setting forth the Corporate Opportunity Amendment by the Company with the Secretary of State of the State of Delaware promptly following the Annual Meeting. In addition, we intend to file a restated Charter to integrate the Corporate Opportunity Amendment (if approved), the Reverse Stock Split Amendments discussed above (if approved), and the Officer Exculpation Amendment discussed below (if approved) as well as the clean-up changes (if any or all of Proposal 3, Proposal 4 and/or Proposal 5 is approved) into a single document following the filing and effectiveness of the certificate of amendment setting forth any of those amendments that are approved by our stockholders. The Board reserves the right to elect to abandon the Corporate Opportunity Amendment, without further action by the stockholders, at any time prior to the effectiveness of the certificate of amendment setting forth the Corporate Opportunity Amendment. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s corporate opportunities waiver will not be revised. Neither this Proposal 4 nor Proposal 3 or 5 are conditioned on or otherwise require the approval of the other proposals.

The full text of the proposed Corporate Opportunity Amendment is attached to this Proxy Statement as Appendix B, in which deletions are indicated by strikeouts and additions are indicated by double underlining.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Corporate Opportunity Amendment.

PROPOSAL 5: APPROVAL OF THE OFFICER EXCULPATION AMENDMENT

At the Annual Meeting, the stockholders will vote on a proposal to approve the Officer Exculpation Amendment, which would amend and restate the title of Article IX and Section 9.1 of the Charter to add a limitation on the liability of certain officers as permitted by Delaware law.

For the reasons set forth below, the Board has approved and declared advisable the Officer Exculpation Amendment, subject to its approval by our stockholders at the Annual Meeting. A similar proposal was previously submitted for stockholder approval at the Company’s 2025 Annual Meeting of Stockholders. While the prior proposal received overwhelming support, with approximately 90.6% of the votes cast in favor of the proposal, the proposal failed to pass due to insufficient stockholder participation to obtain the requisite number of votes as a percentage of our shares outstanding. After revisiting this topic again this year, and in light of the strong support from stockholders last year, the Board continues to believe that this proposal is in the best interests of the Company and its stockholders, as described further below.

Background

Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to allow Delaware corporations to include, in their certificates of incorporation, limitations of monetary liability of certain of their officers for direct claims for breaches of the fiduciary duty of care. The officers who may be exculpated pursuant to Section 102(b)(7) as currently in effect include a person who: (i) is or was the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer at any time during the course of the conduct alleged in the action or proceeding to be wrongful; (ii) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company at any time during the course of the conduct alleged in the action or proceeding to be wrongful; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process (such officers from time to time specified in Section 102(b)(7) of the DGCL, the “covered officers”). Prior to such amendment, Delaware law permitted exculpation of directors from personal liability for monetary damages for breaches of the duty of care, but that protection did not extend to a corporation’s officers. As a result, stockholder plaintiffs have often employed a tactic of bringing certain claims against individual officers that would otherwise be exculpated if brought against directors in order to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL addressed this inconsistent treatment between officers and directors and the related rising litigation and insurance costs for stockholders.

As amended, Section 102(b)(7) of the DGCL permits exculpation of covered officers for direct claims brought by stockholders for breach of a covered officer’s fiduciary duty of care, including class actions, but does not allow corporations to eliminate covered officers’ monetary liability for breach of (a) fiduciary duty claims brought by or in the right of the corporation itself, such as derivative claims, (b) claims involving any breach of the duty of loyalty to the Company or its stockholders, (c) claims involving any acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of the law, and (d) any claims involving transaction from which the covered officer derived an improper personal benefit.

For the avoidance of doubt, the current exculpation protections available to the Company’s directors would remain unchanged as a result of the Officer Exculpation Amendment. Notwithstanding the foregoing, consistent with the language for exculpation of directors currently included in the Charter, the Officer Exculpation Amendment also provides that if, at any time following the effectiveness of the Officer Exculpation Amendment, the DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s covered officers (including any change in the roles deemed to be covered officers for purposes of Section 102(b)(7) of the DGCL), then such liability shall be automatically eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s covered officers (including with respect to any role newly deemed to be a covered officer for purposes of Section 102(b)(7) of the DGCL).

The Board believes that amending the Charter to add the authorized liability protection for covered officers, consistent with the protection in the Charter currently afforded our directors (which provides exculpation to the fullest extent permitted by the DGCL, as it exists now or may be amended in the future), is necessary in order to continue to attract and retain experienced and qualified officers, and that failing to adopt the Officer Exculpation Amendment could impact the Company’s recruitment and retention of officer candidates who conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceed the benefits of serving as an officer of the Company. The nature of covered officers’ roles often requires them to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits that seek to impose liability with the benefit of hindsight. Aligning, in part, the protections available to the Company’s covered officers with those currently available to its directors would empower such officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal monetary liability.

Because the Officer Exculpation Amendment would apply only to a narrow class of covered officers, and would still permit, among others, derivative stockholder or Company claims against covered officers, claims involving breaches of the duty of loyalty, acts taken in bad faith, intentional misconduct, knowing violations of the law and/or the receipt of improper personal benefits, the Board believes that the Officer Exculpation Amendment would strike an appropriate balance between the Company’s goals of, on the one hand, promoting management’s accountability to stockholders, and, on the other, attracting and retaining qualified officers. Delaware corporations that fail to adopt officer exculpation provisions may also experience a disproportionate amount of nuisance litigation against officers and increased costs in the form of director and officer liability insurance premiums, as well as the diversion of management’s attention from the business of the corporation while such claims are ongoing. Accordingly, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend and restate Section 9.1 of the Charter to read as set forth below under “Complete Text and Effectiveness of the Proposed Amendment,” and to submit the Officer Exculpation Amendment to the stockholders of the Company for approval.

In addition, a vote in favor of any or all of the Reverse Stock Split Amendments (see Proposal 3 above), the Corporate Opportunity Amendment (see Proposal 4 above) and/or this Officer Exculpation Amendment is deemed to constitute approval of the filing of a restated certificate of incorporation that, in addition to incorporating the approved amendment(s), implements the clean-up changes.

Complete Text and Effectiveness of Proposed Amendment

If the Officer Exculpation Amendment is approved by the stockholders at the Annual Meeting, then the title of Article IX and Section 9.1 of the Charter would be amended and restated as follows:

“Article IX
LIABILITY OF DIRECTORS and officers

Section 9.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.”

If approved by stockholders at the Annual Meeting, the Officer Exculpation Amendment would become effective upon the filing of a certificate of amendment setting forth the Officer Exculpation Amendment by the Company with the Secretary of State of the State of Delaware promptly following the Annual Meeting. In addition, we intend to file a restated Charter to integrate the Officer Exculpation Amendment (if approved) and the Corporate Opportunity Amendment discussed above (if approved) as well as the clean-up changes (if any or all of Proposal 3, Proposal 4 and/or this Proposal 5 is approved) into a single document following the filing and effectiveness of the certificate of amendment setting forth any of those amendments that are approved by our stockholders. The Board reserves the right to elect to abandon the Officer Exculpation Amendment, without further action by the stockholders, at any time prior to the effectiveness of the certificate of amendment setting forth the Officer Exculpation Amendment. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s covered officers will not be subject to the foregoing exculpation protections. Neither this Proposal 5 nor Proposal 3 or 4 are conditioned on or otherwise require the approval of the other proposals.

The full text of the proposed Officer Exculpation Amendment is attached to this Proxy Statement as Appendix C, in which deletions are indicated by strikeouts and additions are indicated by double underlining.

Board Recommendation

The Board recommends a vote “FOR” the approval of the Officer Exculpation Amendment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

Urish has served as our independent auditor since November 2021 and has served as auditor of Ambulnz since April 2021. The following table summarizes the audit fees billed and expected to be billed by Urish for the indicated fiscal years and the fees billed by Urish for all other services rendered during the indicated fiscal years.

	Year Ended December 31,
Fee Category	2025	2024
Audit Fees(1)	$1,105,098	$1,201,830
Audit-Related Fees(2)	22,988	21,629
Tax Fees(3)	8,706	127,826
All Other Fees(4)	—	—
Total Fees	$1,136,796	$1,351,285

____________

(1)      Audit fees are the aggregate fees billed or expected to be billed for professional services rendered by Urish for the audit of our annual financial statements for fiscal 2025 and 2024, the review of our quarterly financial statements, the audit of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2022 and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)      Audit-related fees are the aggregate fees billed or expected to be billed for each of fiscal 2025 and 2024 for assurance and related services by Urish that are reasonably related to the performance of the audit or review of our financial statements, including employee benefit plan audits and acquisition due diligence.

(3)      Tax fees are the fees for professional services rendered by Urish related to tax compliance, including preparation of tax returns and the transition to a successor tax preparer.

(4)      All other fees are the aggregate fees billed or expected to be billed for each of fiscal 2025 and 2024 for products and services provided by Urish other than those described above. No such fees were billed or are expected to be billed for fiscal 2025 or 2024.

Pre-Approval Policies and Procedures

Our Audit and Compliance Committee has adopted procedures requiring the pre-approval of all audit and non-audit services performed by our independent auditor in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. The Audit and Compliance Committee does not delegate its responsibility to approve services performed by our auditor to any member of management. The Audit and Compliance Committee has delegated authority to the committee chair to pre-approve any audit and non-audit services to be provided to us by our auditor, provided that the fees for such services do not exceed $250,000. Any approval of services by the committee chair pursuant to this delegated authority must be reported to the Audit and Compliance Committee at its next regularly scheduled meeting. All of the services and fees identified in the table above were approved pursuant to the pre-approval policy described in this paragraph.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Audit and Compliance Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with the Company’s management and with Urish, the Company’s independent registered public accounting firm. The Audit and Compliance Committee has discussed with Urish the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit and Compliance Committee has also received the written disclosures and the letter from Urish pursuant to applicable PCAOB requirements regarding its communications with the Audit and Compliance Committee concerning independence, and the Audit and Compliance Committee has discussed with Urish its independence. Based on the foregoing, the Audit and Compliance Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

This report is provided by the following directors, who serve on the Audit and Compliance Committee:

Michael Burdiek (Chair)
Stephen K. Klasko, MD
Ira Smedra

PROPOSAL 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2026

Our Audit and Compliance Committee has appointed Urish as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Urish has served as our independent auditor since November 2021 and has served as auditor of Ambulnz since April 2021.

The members of the Audit and Compliance Committee and the Board believe that the continued retention of Urish as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. The Board and the Audit and Compliance Committee value the opinions of our stockholders and consider the selection of such firm to be an important matter of stockholder concern. The selection of Urish is accordingly being submitted for ratification of stockholders as a matter of good corporate practice. If the stockholders fail to ratify this selection, the Board and the Audit and Compliance Committee will consider the outcome of the vote in determining whether to retain this firm. Even if the selection is ratified, our Audit and Compliance Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our Company and stockholders.

Representatives of Urish are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the appointment of Urish to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Transaction Policy

We have a written policy regarding the review and approval or disapproval by our Audit and Compliance Committee of transactions between us, or any of our subsidiaries, and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our common stock or securities exchangeable for our common stock, and any immediate family member of any of the foregoing persons) (the “Related Person Transaction Policy”). In reviewing related person transactions, our Audit and Compliance Committee considers all relevant facts and circumstances, including the extent of the related person’s direct or indirect interest in the transaction. Any member of the Audit and Compliance Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or to vote on the transaction.

Certain related person transactions described below were consummated prior to our adoption of the formal, written policy described above, and, accordingly, the foregoing policies and procedures were not followed with respect to these transactions. However, we believe that the terms obtained and consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions at such time. Any related person transactions entered into since January 1, 2025 have been pre-approved in accordance with our Related Person Transactions Policy.

Related Person Transactions

Amended and Restated Sponsor Agreement and Sponsor Escrow Agreement

On November 4, 2021, the Company (then known as Motion Acquisition Corp.), Motion Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and Ambulnz entered into an Amended and Restated Sponsor Agreement (the “A&R Sponsor Agreement”), whereby the Sponsor agreed, among other things, to forfeit and defer certain of its shares of our common stock. Pursuant to the A&R Sponsor Agreement, at Closing, the Sponsor forfeited 301,787 shares of our common stock and deferred 162,965 shares of our common stock (the “Additional Earnout Shares”), to be held pursuant to the terms of the Sponsor Escrow Agreement (as defined below).

On November 5, 2021, the Company, the Sponsor and Continental Stock Transfer & Trust Company, as escrow agent, entered into a Sponsor Escrow Agreement (the “Sponsor Escrow Agreement”), whereby, immediately following the Closing, the Sponsor deposited (i) 575,000 shares of our common stock (the “Sponsor Earnout Shares”) and (ii) 162,965 shares of the Additional Earnout Shares into escrow. The Sponsor Escrow Agreement provides that such Sponsor Earnout Shares will either be released to the Sponsor or terminated and canceled by the Company if certain stock price conditions are met or not, as follows: (i) with respect to 287,500 Sponsor Earnout Shares, the closing stock price equals or exceeds $12.50 per share on any twenty (20) trading days in a 30-trading-day period at any time until the third anniversary of the Closing Date, and (ii) with respect to 287,500 Sponsor Earnout Shares, the closing stock price equals or exceeds $15.00 per share on any twenty (20) trading days in a 30-trading-day period at any time until the fifth anniversary of the Closing Date. Additional Earnout Shares will be released to the Sponsor or terminated and cancelled by the Company if certain price conditions are met or not, as follows: (i) 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the first anniversary of the Closing Date; (ii) an additional 25% of the Additional Earnout Shares if the closing price of the Company’s common stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the third anniversary of the Closing Date; (iii) an additional 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the third anniversary of the Closing Date; and (iv) the remaining 25% of the Additional Earnout Shares if the closing price of our common stock equals or exceeds $21.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period at any time after the Closing Date and by the fifth anniversary of the Closing Date.

On July 27, 2022, the Sponsor made a pro rata distribution to its members and interest holders of all of its (i) shares of our common stock and (ii) warrants to purchase our common stock that it purchased simultaneously with the closing of our initial public offering (“Private Warrants”). As part of this distribution, (i) Travers Holdings LLC (“Travers Holdings”), a member and interest holder of the Sponsor controlled by Company director James M. Travers and his wife, received 424,140 shares of our common stock and 443,432 Private Warrants and (ii) Company director Michael Burdiek, a member and interest holder of Sponsor, received 415,537 shares of our common stock and 434,437 Private Warrants. In connection with such distribution, each of Travers Holdings, Mr. Burdiek and certain of the other interest holders and members of Sponsor entered into joinders to the Sponsor Escrow Agreement and A&R Sponsor Agreement, whereby, among other things, the recipients of the Sponsor Earnout Shares and the Additional Earnout Shares agreed to the forfeiture provisions with respect to such shares as set forth above. At the time of the execution of the joinders, Travers Holdings held 100,648 Sponsor Earnout Shares and 28,524 Additional Earnout Shares and Mr. Burdiek held 98,606 Sponsor Earnout Shares and 27,946 Additional Earnout Shares.

On November 5, 2022, the first anniversary of the Closing Date, pursuant to the terms of the Sponsor Escrow Agreement, parties to the Sponsor Escrow Agreement forfeited 40,471 Additional Earnout Shares for no consideration, inclusive of the 7,131 and 6,986 Additional Earnout Shares held by Travers Holdings and Mr. Burdiek, respectively. On November 5, 2024, the third anniversary of the Closing Date, pursuant to the terms of the Sponsor Escrow Agreement, parties to the Sponsor Escrow Agreement forfeited 287,500 Sponsor Earnout Shares and 81,482 Additional Earnout Shares for no consideration.

Amended and Restated Registration Rights Agreement

Immediately prior to the Closing, the Company, the Sponsor and certain Ambulnz equityholders entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, we agreed to register shares of our common stock and the Private Warrants for resale under the Securities Act after the lapse or expiration of any transfer restrictions, lock-up or escrow provisions which may apply to the registrable securities held by Sponsor and those certain Ambulnz equityholders (including those shares of our common stock issuable upon exercise of those certain options of Ambulnz which were converted at the Closing into options of the Company to acquire shares of our common stock). Other Company stockholders may have piggyback registration rights, and may also participate in any such registration, subject to customary cutbacks in an underwritten offering. Certain shares and warrants held by the Sponsor and certain Ambulnz equityholders have been registered pursuant to a registration statement filed with the SEC.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

Unless otherwise provided below, the following table presents information regarding beneficial ownership of our common stock as of April 1, 2026, except to the extent indicated otherwise in the footnotes, by:

•        each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our directors and nominees;

•        each of our NEOs; and

•        all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after the date of this table. To our knowledge and subject to applicable community property rules, and except as otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned.

The percentage ownership information shown in the column titled “Percentage of Shares Beneficially Owned” in the table below is based on 98,778,413 shares of our common stock outstanding as of the date of this table. Unless otherwise indicated, the address of each individual listed in this table is the Company’s address set forth on the first page of this Proxy Statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Holders
Entities affiliated with BlackRock, Inc.(2)	6,507,898	6.6%
Deerfield Mgmt, L.P. and its affiliates(3)	5,051,500	5.1%
Named Executive Officers and Directors
Lee Bienstock(4)	1,350,982	1.4%
Norman Rosenberg(5)	1,401,615	1.4%
Ely D. Tendler(6)	207,458	*
Stephen K. Klasko, MD(7)	219,082	*
Michael Burdiek(8)	720,768	*
Vina Leite(9)	132,836	*
Ira Smedra(10)	170,207	*
James M. Travers(11)	561,235	*
All current directors and executive officers as a group (9 persons)(12)	5,107,819	5.1%

____________

*        Represents beneficial ownership of less than one percent.

(1)      In a Schedule 13G/A filed with the SEC on March 26, 2026, The Vanguard Group reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).

(2)      Based solely on the Schedule 13G/A filed with the SEC on January 29, 2024, BlackRock, Inc. holds sole voting power over 6,399,492 shares and sole dispositive power over 6,507,898 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(3)      Based solely on the Schedule 13G/A filed with the SEC on February 13, 2025, Deerfield Mgmt, L.P., Deerfield Management Company, L.P., Deerfield Partners, L.P. and James E. Flynn (collectively, the “Deerfield Group”) share voting and dispositive power over 5,051,500 shares. The address of the Deerfield Group is 345 Park Avenue South, 12th Floor, New York, New York 10010.

(4)      Consists of (i) 651,950 shares of common stock, (ii) 30,488 RSUs vesting within 60 days of the date of this table and (iii) 650,641 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days of such date.

(5)      Consists of (i) 342,760 shares of common stock and (ii) 1,058,855 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days of such date.

(6)      Consists of (i) 92,446 shares of common stock and (ii) 115,012 shares of common stock underlying stock options that are exercisable as of the date of this table.

(7)      Consists of (i) 15,000 shares of common stock and (ii) 204.082 shares of common stock underlying stock options that are exercisable as of the date of this table.

(8)      Consists of (i) 641,560 shares of common stock and (ii) 79,208 shares of common stock underlying stock options that are exercisable as of the date of this table.

(9)      Consists of (i) 51,411 shares of common stock and (ii) 81,425 shares of common stock underlying stock options that are exercisable as of the date of this table.

(10)    Consists of (i) 90,999 shares of common stock and (ii) 79,208 shares of common stock underlying stock options that are exercisable as of the date of this table.

(11)    Consists of (i) 391,028 shares of common stock held by Travers Holdings, (ii) 90,999 shares of common stock held by Mr. Travers and (iii) 79,208 shares of common stock underlying stock options held by Mr. Travers that are exercisable as of the date of this table. Mr. Travers and Susan D. Travers are the managers of Travers Holdings and have shared voting and dispositive power over the securities held by Travers Holdings. Mr. Travers and Mrs. Travers each disclaim beneficial ownership of the securities held by Travers Holdings except to the extent of any pecuniary interest therein.

(12)    Consists of (i) 2,515,942 shares of common stock, (ii) 30,488 RSUs vesting within 60 days of the date of this table and (iii) 2,561,389 shares of common stock underlying stock options that are exercisable as of the date of this table or will become exercisable within 60 days after such date.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

1.      What is the purpose of these Proxy Materials?

We are making these Proxy Materials available to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting to be held virtually on June 16, 2026 at 12:00 p.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the proposals described in this Proxy Statement. The Proxy Materials are first being made available to our stockholders on or about April 22, 2026.

2.      Why did I receive a Notice of Internet Availability?

Pursuant to SEC rules, we are furnishing the Proxy Materials to our stockholders primarily via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of Proxy Materials, lower the costs of printing and mailing the Proxy Materials and reduce the environmental impact of our Annual Meeting. If you have received a Notice, you will not receive a printed copy of the Proxy Materials unless you request one. The Notice provides instructions on how to access the Proxy Materials for the Annual Meeting via the Internet, how to request a printed set of Proxy Materials and how to vote your shares.

3.      Why is the Company holding a virtual annual meeting?

We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all stockholders regardless of geographic location. We believe this expands stockholder access, improves communications and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain stockholder participation in the meeting, and we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. Stockholders of record will be able to submit questions online during the meeting. Questions must comply with the meeting rules of conduct; the rules of conduct will be posted on the virtual meeting website.

4.      Who can vote?

Only stockholders of record at the close of business on April 20, 2026, the Record Date, are entitled to notice of the Annual Meeting and to vote on the proposals described in this Proxy Statement. At the close of business on the Record Date, 98,778,413 shares of our common stock were issued and outstanding.

5.      What is the difference between holding shares as a registered stockholder and as a beneficial owner?

Registered Stockholder: Shares Registered in Your Name

If your shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered to be, with respect to those shares of common stock, the registered stockholder, and the Notice and/or these Proxy Materials are being sent directly to you by us.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If your shares of common stock are held by a broker, fiduciary, custodian or another nominee, you are considered the beneficial owner of shares of common stock held in “street name,” and the Notice and/or these Proxy Materials are being forwarded to you from that broker, fiduciary, custodian or another nominee.

6.      How can I participate in the virtual Annual Meeting?

Stockholders of record as of the close of business on the Record Date are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/DCGO2026, enter the 16-digit control number found on your proxy card or Notice, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. Online check-in will begin approximately 15 minutes before then, and we encourage you to allow ample time for check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the number listed on the meeting website for technical support. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the Annual Meeting’s website.

7.      What am I voting on?

The proposals to be voted on at the Annual Meeting are as follows:

(1)    Election of two Class II director nominees named in this Proxy Statement to serve until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death, disqualification or removal (“Proposal 1”);

(2)    Non-binding, advisory vote to approve the compensation of our NEOs (“Proposal 2”);

(3)    Approval of amendments to the Charter to effect (i) a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-5 to 1-for-10, inclusive, as determined in the sole discretion of the Company’s Board of Directors at a later date; and (ii) a reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio (“Proposal 3”);

(4)    Approval of an amendment to the Charter regarding the waiver of corporate opportunities (“Proposal 4”);

(5)    Approval of an amendment to the Charter to limit the liability of certain officers as permitted by Delaware law (“Proposal 5”); and

(6)    Ratification of the appointment of Urish as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 6”).

8.      How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR ALL” director nominees named in Proposal 1, “FOR” the non-binding, advisory vote to approve the compensation of our NEOs in Proposal 2, “FOR” the Reverse Stock Split Amendments in Proposal 3; “FOR” the Corporate Opportunity Amendment in Proposal 4, “FOR” the Officer Exculpation Amendment in Proposal 5 and “FOR” the ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2026 in Proposal 6.

9.      How many votes do I have?

Each share of common stock is entitled to one vote on each proposal to be voted on at the Annual Meeting.

10.    What does it mean if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or held in different accounts. Please cast your vote with respect to each set of Proxy Materials that you receive to ensure that all of your shares are voted.

11.    How do I vote?

Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder, you may vote your shares online during the virtual Annual Meeting (see “How Can I Participate in the Virtual Annual Meeting?” above) or by proxy in advance of the Annual Meeting by Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) in accordance with instructions on your proxy card or, if you requested paper copies of the Proxy Materials, by completing and mailing a proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner, you may vote your shares online during the virtual Annual Meeting (see “How can I participate in the virtual Annual Meeting?” above) or you may direct your broker, fiduciary, custodian or another nominee how to vote in advance of the Annual Meeting by following the instructions they provide.

12.    What happens if I do not vote?

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner and do not direct your broker, fiduciary, custodian or another nominee how to vote your shares, your broker, fiduciary or custodian will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, fiduciary, custodian or another nominee is not entitled to vote your shares with respect to “non-routine” proposals. In the latter case, we will have what we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, fiduciary, custodian or another nominee how to vote your shares to ensure that your vote is counted.

13.    What if I sign and return a proxy card or otherwise vote but do not indicate specific choices?

Registered Stockholder: Shares Registered in Your Name

The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the registered stockholder and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner and sign and return your voting instruction form without giving specific instructions, your broker, fiduciary, custodian or another nominee will only be able (but is not going to be required) to vote your shares with respect to proposals considered to be “routine.” As mentioned above, your broker, fiduciary, custodian or another nominee is not entitled to vote your shares with respect to “non-routine” proposals, resulting in broker non-votes with respect to such proposals.

14.    Can I change my vote after I submit my proxy?

Registered Stockholder: Shares Registered in Your Name

If you are the registered stockholder, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

(1)    You may complete and submit a new proxy card, but it must bear a later date than the original proxy card;

(2)    You may submit new proxy instructions via telephone or the Internet;

(3)    You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 685 Third Avenue, 9th Floor, New York, New York 10017; or

(4)    You may vote by attending the Annual Meeting virtually. However, your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy.

Your last submitted vote is the one that will be counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Fiduciary, Custodian or Another Nominee

If you are the beneficial owner, you must follow the instructions you receive from your broker, fiduciary, custodian or another nominee with respect to changing your vote.

15.    What is the quorum requirement?

The holders of a majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, to constitute a quorum. A quorum is required to transact business at the Annual Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or a valid proxy is submitted on your behalf by your broker, fiduciary, custodian or another nominee) or if you attend the Annual Meeting virtually and vote. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares of common stock virtually present at the Annual Meeting, either personally or by proxy, may adjourn the Annual Meeting to another time or date.

16.    How many votes are required to approve each proposal and how are votes counted?

Votes will be counted by Broadridge Financial Solutions, the Inspector of Elections appointed for the Annual Meeting.

Proposal 1: Election of Directors

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast “FOR” his or her election. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Broker non-votes, if any, and votes that are withheld will not be counted as votes cast on Proposal 1 and will have no effect on the outcome of the election. Stockholders do not have cumulative voting rights for the election of directors.

Proposal 2: Non-binding, Advisory Vote to Approve NEO Compensation

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the approval, on a non-binding, advisory basis, the compensation of our NEOs. Abstentions will have the same effect as a vote “AGAINST”, and broker non-votes, if any, will have no effect on Proposal 2.

Proposal 3: Approval of the Reverse Stock Split Amendments

The affirmative vote of at least a majority of the voting power of the votes cast is required for the approval of the Reverse Stock Split Amendments. Abstentions and broker non-votes, if any, will have no effect on Proposal 3.

Proposal 4: Approval of the Corporate Opportunity Amendment

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Corporate Opportunity Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 4.

Proposal 5: Approval of the Officer Exculpation Amendment

The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote on the subject matter is required for the approval of the Officer Exculpation Amendment. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” Proposal 5.

Proposal 6: Ratification of Independent Auditor Appointment

The affirmative vote of at least a majority of the voting power of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of Urish as our independent registered public accounting firm for the year ending December 31, 2026. Abstentions will have the same effect as a vote “AGAINST” Proposal 6. We do not expect there to be any broker non-votes with respect to Proposal 6; otherwise, they would have no impact on the outcome of this proposal.

17.    What if another matter is properly brought before the Annual Meeting?

As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card to vote on such matters in accordance with their best judgment.

18.    Who is paying for this proxy solicitation, and how are proxies solicited?

We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the Proxy Materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding Proxy Materials to beneficial owners of shares of common stock held in “street name.” Proxies will be solicited on our behalf by Sodali & Co. (“Sodali”), whom we have hired to assist in the solicitation of proxies. Sodali will receive a fee of $12,000, plus reasonable out-of-pocket costs and expenses, for its services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending the materials to beneficial owners.

Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.

If you have questions about how to vote, you may contact Sodali at:

Sodali & Co.
333 Ludlow Street, Fifth Floor
South Tower
Stamford, Connecticut 06902
Tel: 800-662-5200
Banks and brokers call: 203-658-9400
Email: dcgo.info@investor.morrowsodali.com

19.    How can I view the list of stockholders?

During the ten days prior to the Annual Meeting, a list of stockholders of record will be available during ordinary business hours at our principal executive offices located at 685 Third Avenue, 9th Floor, New York, New York 10017.

20.    How can I find out the voting results?

Final voting results will be disclosed in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

OTHER MATTERS

Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 of the Exchange Act, stockholders who wish to submit proposals for inclusion in the proxy statement for the Company’s 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) must send such proposals to our Corporate Secretary at the address set forth on the Notice of Annual Meeting preceding this Proxy Statement. Such proposals must be received by us as of the close of business (6:00 p.m. Eastern Time) on December 23, 2026, and must comply with Rule 14a-8 of the Exchange Act.

As set forth in our Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the 2026 Annual Meeting, the stockholder’s notice must be received by our Corporate Secretary at the address set forth on the Notice of Annual Meeting preceding this Proxy Statement no earlier than the 120th day and no later than the 90th day before the anniversary of the last annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the first public announcement of the date of such annual meeting by the Company. Therefore, unless the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than February 16, 2027 and no later than the close of business (6:00 p.m. Eastern Time) on March 18, 2027. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in our Bylaws (which includes information required under Rule 14a-19). If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

Delivery of Documents to Stockholders Sharing an Address

A number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders who have the same address and do not participate in electronic delivery of Proxy Materials will receive only one copy of the Proxy Materials, including this Proxy Statement, the Notice and the Annual Report, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. If you received a “householding” mailing this year and would like to have additional copies of the Proxy Materials mailed to you, please send a written request to our Corporate Secretary at 685 Third Avenue, 9th Floor, New York, New York 10017, or call (844) 443-6246, and we will promptly deliver the Proxy Materials to you. Please contact your broker if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

We will provide, free of charge, a copy of our Annual Report for the year ended December 31, 2025, including exhibits, on the written or oral request of any stockholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the Notice of Annual Meeting preceding this Proxy Statement or call the number above.

APPENDIX A: TEXT OF THE REVERSE STOCK SPLIT AMENDMENTS

Section 4.1 Authorized Stock. ~~Effective as of the effectiveness of this Second Amended and Restated Certificate (the “Effective Time”), each share of Class A Common Stock of the Corporation, par value $0.0001 per share (the “Old Common Stock”), issued prior to the Effective Time (including shares held by the Corporation as treasury stock) shall be reclassified and changed into one validly issued, fully paid and nonassessable share of Common Stock and each stock certificate the represented Old Common Stock prior to the Effective Time shall, from and after the Effective Time, represent an equal number of shares of Common Stock~~. The total number of shares that the Corporation shall have authority to issue is ~~550,000,000~~[Amendment A: 110,000,000; Amendment B: 91,666,666; Amendment C: 78,571,428; Amendment D: 68,750,000; Amendment E: 61,111,112; or Amendment F: 55,000,000] shares, of which ~~500,000,000~~(i) [Amendment A: 100,000,000; Amendment B: 83,333,333; Amendment C: 71,428,571; Amendment D: 62,500,000; Amendment E: 55,555,556; or Amendment F: 50,000,000] shares shall be designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) ~~50,000,000~~ [Amendment A: 10,000,000; Amendment B: 8,333,333; Amendment C: 7,142,857; Amendment D: 6,250,000; Amendment E: 5,555,556; or Amendment F: 5,000,000] shares shall be designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Effective upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation first inserting this paragraph (the “Effective Time”), each [Amendment A: 5; Amendment B: 6; Amendment C: 7; Amendment D: 8; Amendment E: 9; and Amendment F: 10] shares of Common Stock issued immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, the Corporation’s transfer agent for the registered holders of shares of Common Stock shall aggregate all fractional shares of Common Stock and arrange for them to be sold on behalf of such holders whose shares of Common Stock otherwise would have been combined into a fractional share as a result of the Reverse Stock Split, and after completion of such sale, such holders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata share of the total net proceeds of such sale.

Each stock certificate or book entry that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined plus any applicable cash payment in lieu of fractional shares.

APPENDIX B: TEXT OF THE CORPORATE OPPORTUNITY AMENDMENT

Section 10.1 Corporate Opportunities. To the maximum extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its ~~officers or directors,~~directors who are not also officers of the Corporation (“Outside Directors”) or any of their respective affiliates~~, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future~~ with respect to Specified Opportunities, and the Corporation renounces ~~any~~ on behalf of itself and its controlled affiliates any interest or expectancy (i) in Specified Opportunities or (ii) that any of the ~~directors or officers of the Corporation~~Outside Directors will offer ~~any such corporate opportunity of which he or she may become aware~~ to the Corporation~~, except, the doctrine of corporate opportunity shall apply with respect to any of the directors~~ any Specified Opportunities of which such Outside Director becomes aware. For this purpose, a “Specified Opportunity” is an investment or business opportunity or activity or potential transaction or ~~officers~~matter, including without limitation those that might be the same as or similar to the Corporation’s business or activities or the business or activities of any controlled affiliates of the Corporation that: (i) if the relevant Outside Director offered to the Corporation, he or she would breach a fiduciary duty or contractual obligation he or she may then owe to an entity other than the Corporation and its controlled affiliates and (ii) is not offered in writing to such Outside Director solely in his or her capacity as such.

APPENDIX C: TEXT OF THE OFFICER EXCULPATION AMENDMENT

ARTICLE IX
LIABILITY OF DIRECTORS AND OFFICERS

Section 9.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.

DOCGO INC. 685 THIRD AVENUE, 9TH FLOOR NEW YORK, NY 10017 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DCGO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94314-P42749 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DOCGO INC. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Class II Nominees: 01) Vina Leite 02) James M. Travers The Board of Directors recommends you vote FOR the following proposal: 2. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR the following proposal: 3. To approve a series of six alternative amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10 (each, a “Reverse Stock Split”), with such ratio and the time of the Reverse Stock Split as determined in the sole discretion of the Company’s Board of Directors at a later date, and (ii) a proportionate reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 4. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities. The Board of Directors recommends you vote FOR the following proposal: 5. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. The Board of Directors recommends you vote FOR the following proposal: 6. Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V94315-P42749 DOCGO INC. Annual Meeting of Stockholders June 16, 2026 12:00 PM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lee Bienstock, Norman Rosenberg and Ely D. Tendler, or any of them, as proxies and attorneys-in-fact, each with the power to act alone and with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote as designated on the reverse side of this form, all of the shares of common stock of DOCGO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM ET on June 16, 2026, live via the Internet at www.virtualshareholdermeeting.com/DCGO2026 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, but the card is signed, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made or for the election of a substitute nominee to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). Continued and to be signed on reverse side